SEC File No. 333-01161
						          SEC File No. 811-02047

As filed with the Securities and Exchange Commission on April 30, 1998
_________________________________________________________________

	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D. C.  20549

	FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
	Pre-Effective Amendment No.                              [ ]
	Post-Effective Amendment No.  2                          [X]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

	Amendment No. 14                                         [X]
	(Check appropriate box or boxes)


	MBL VARIABLE CONTRACT ACCOUNT-2
	(Previously known as Mutual Benefit Variable Contract Account-2) (Exact name of Registrant)

	MBL LIFE ASSURANCE CORPORATION
	Successor to The Mutual Benefit Life Insurance Company
	(Name of Depositor)

	520 Broad Street
	Newark, New Jersey 07102-3111
	(Address of Depositor's Principal Executive Offices)
	Depositor's Telephone Number, including Area Code: 1-800-435-3191

	Judith C. Keilp, Esq.
	Counsel
	MBL Life Assurance Corporation
	520 Broad Street
	Newark, New Jersey 07102-3111
	(Name and Address of Agent for Service)

_________________________________________________________________
This amendment shall become effective on May 1, 1998, pursuant to rule 485(b) under the Securities Act of 1933.

MBL VARIABLE CONTRACT ACCOUNT-2

previously known as
MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-2
______________________________________________________

       CROSS REFERENCE SHEET

Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-4.

ITEM NUMBER        HEADING IN PROSPECTUS

	1                 Cover Page

	2                 Index of Terms

	3                 Summary of Group Variable
				               Annuity Contracts

	4                 Performance Related Information;
               				Accumulation Unit Values

	5                 The Account
		               		The Fund

	6                 Charges and Expenses

	7                 Accumulation Account;
		               		General Rights;
			               	Other Contract Provisions

	8                 Annuity

	9                 Accumulation Accounts - Death Benefit

	10                Accumulation Accounts

	11                Accumulation Account - Redemption

	12                Federal Income Tax Status

	13                Legal Developments

	14                Statement of Additional Information
				               Table of Contents
________________________________________________________

                 MBL VARIABLE CONTRACT ACCOUNT-2
                 MBL Life Assurance Corporation
           520 Broad Street, Newark, New Jersey  07102

                          May 1, 1998

  	The group variable annuity contracts (the "Contracts") described in this Prospectus were issued by the Mutual Benefit Life Insurance Company ("Mutual Benefit Life") and assumptively reinsured by MBL
Life Assurance Corporation ("MBL Life") to provide for retirement payments and other benefits for persons covered ("Participants") under plans qualified for federal income tax advantages ("Qualified Plans") under Section 401(a), 403(b), 408 or 457 of the Internal
Revenue Code of 1986, as amended (the "Code"). Contracts were issued to employers or associations which established Qualified Plans or to trustees or custodians serving in conjunction with such Plans
("Contract Holders").  The Contracts provide benefits for
Participants covered under those Plans and their beneficiaries. In most cases, a Group Fixed Annuity Companion Contract (the "Companion Contract"), which is not described in this Prospectus, was also issued to the Contract Holder.

  	Sales of new Contracts ceased July 16, 1991. MBL Life does not intend to resume sales of new Contracts. As of April 23, 1996, however, additional purchase payments are being accepted from existing and new Participants under existing Contracts.

  	Under the Contracts, purchase payments will be accumulated before retirement ("Accumulation Period"), and annuity payments can be received after retirement ("Annuity Period"), on a variable basis. Variable accumulations and variable annuity payments are funded through MBL Variable Contract Account-2 (the "Account"), which is a "separate account" of MBL Life. The Account invests in shares of MBL Growth Fund, Inc. (the "Fund"), a mutual fund with the primary investment objective of long-term appreciation of capital.

  	All Contracts, were assumed and reinsured as of May 1, 1994 by MBL Life, in accordance with the Rehabilitation Plan of Mutual
Benefit Life as approved by the Superior Court of New Jersey. Substantially all of the assets and certain liabilities, including all insurance liabilities, of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 (the "Transfer"). In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. MBL Life agreed to assume all the assets and liabilities of the Account. (See "The Account" - Legal Developments".)

  	This Prospectus sets forth concisely the information about the Account that Contract Holders and Participants should know before investing. Additional information about the Account has been filed with the Securities and Exchange Commission (the "SEC") including a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from MBL Life. Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad
Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2, or telephone: 1-800-435-3191. Contract Holder or Participant inquiries may be made to the same address or telephone number. The table of contents for the Statement of Additional Information appears on page 21.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOT HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE
CURRENT PROSPECTUS OF MBL GROWTH FUND, INC.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

The date of the Statement of Additional Information is May 1, 1998.

         TABLE OF CONTENTS

                        				    Page
SUMMARY OF GROUP VARIABLE
ANNUITY CONTRACTS
Fee Table                            3
Eligible Contract Holders            4
Basic Provisions                     4
Variable Accumulation Account        4
Variable Annuity                     4
Assumption of Risks                  5
Redemption and Death Benefit         5

ACCUMULATION UNIT VALUES             5

FINANCIAL STATEMENTS                 6

PERFORMANCE RELATED INFORMATION      6

THE ACCOUNT
Organization                         7
Legal Developments                   7
Assets                               8
Administration and Distribution      8

THE FUND                             8

CHARGES AND EXPENSES
Premium Tax                          9
Charges for Expense Risk, Mortality
 Risk and Minimum Death Benefit      9
Investment Advisory Fee              9
Other Charges                        9

ACCUMULATION ACCOUNT
Purchase Payments                    9
Variable Accumulation Account       10
Transfers                           10
Redemption                          11
Death Benefit                       12

ANNUITY
Annuity Commencement Date           12
Purchase of Annuity                 12
Forms of Annuity                    13
Annuity Payments                    13
Variable Annuity Unit Value         14

GENERAL RIGHTS
Voting Rights                       14
Confirmation of Transactions        14
Reports                             15
457 Plan Participant                15

FEDERAL INCOME TAX STATUS
Introduction                        15
Taxation of MBL Life                15
Tax Status of the Contract          16
Retirement Plans                    16
Taxation of Distributions           17
Withholding                         18
Possible Changes in Taxation        18
Other Tax Consequences              18

OTHER CONTRACT PROVISIONS
Beneficiary                         19
Non-Assignability                   19
Portability                         19
Failure of Plan to Qualify          19
Discontinuance                      19
Transfer to New Funding Agency      20
Changes in Contract                 20
Other Changes                       20

Year 2000                           21

STATEMENT OF ADDITIONAL INFORMATION
Table of Contents                   21

INDEX OF TERMS
The following terms are explained on the pages indicated.
Account                              1
Accumulation Period                  1
Annuity Commencement Date           12
Annuity Period                       1
Beneficiary                         19
Code                                 1
Companion Contract                   1
Contract Holder                      1
Contracts                            1
First Priority                       8
Fund                                 1
401(a) Plan                      4, 17
403(b) Plan                      4, 17
457 Plan                         4, 17
IRA Plan                         4, 17
MBL Life                             1
Mutual Benefit Life                  1
Net Purchase Payment                 4
1940 Act                             7
Participant                          1
Qualified Plan                       1
Rehabilitation Plan                  1
SEC                                  1
Valuation Date                      10
Variable Accumulation Account        4
Variable Accumulation Unit          10
Variable Annuity                     4
Variable Annuity Unit               14


             SUMMARY OF GROUP VARIABLE ANNUITY CONTRACTS

FEE TABLE

  	The purpose of the Fee Table is to help Contract Holders and Participants (see "Basic Provisions") understand the various Account and Fund expenses which they will bear, directly or indirectly. The Fee Table, including the Example below, shows the expenses that are deducted from both the Account and the Fund. For a description of the Account's expenses, see "Charges and Expenses". For a description of the Fund's expenses, see "Management" in the Fund Prospectus.

ACCOUNT ANNUAL EXPENSES (as a percentage of average daily
Account value)

Expense Risk Charge                            0.25%
Mortality Risk and Death Benefit Charge        0.12%
						                                         -----
Total Account Annual Expenses                  0.37%

FUND ANNUAL EXPENSES (as a percentage of Fund's daily average net assets)

Management Fees                                 0.61%
Other Expenses                                  0.31%
						                                          -----
Total Fund Expenses                             0.92%

EXAMPLE

	A $1,000 investment in the Account would be subject to the expenses indicated, assuming (1) a 5.0% annual return and (2) redemption at the end of each time period shown; *

       1 year   3 years   5 years    10 years
       	 $13      $41       $71         $156

  	This example should not be considered a representation of past or future expenses for the Account.

  	Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.

  	The expenses listed above do not include premium taxes, currently charged by various states of up to 3.5%, which will be deducted and paid to the states as required. (See "Charges and Expenses - Premium Tax".)

	________________________________________________
	* There are no charges imposed upon redemption.


ELIGIBLE CONTRACT HOLDERS

  	The Contracts described in this Prospectus are designed to provide variable benefits for the following Qualified Plans:

1. employees covered under annuity purchase arrangements adopted pursuant to Section 403(b) of the Code by public school systems and non-profit organizations described in
   Section 501(c)(3) of the Code ("403(b) Plans"), including former employees who have been covered under other such annuity purchase arrangements and have not withdrawn their account balances;

2. employees covered under plans maintained by corporations, partnerships and sole proprietorships which are qualified under Section 401(a) of the Code ("401(a) Plans");

3. employees covered under deferred compensation plans qualified under Section 457 of the Code ("457 Plans");

4. employees covered under individual retirement account plans or individual retirement annuitues qualified under Section
   408 of the Code ("IRA Plans" or "408 Plans").

  	The Code affords certain federal income tax advantages to employers, employees and beneficiaries covered under these plans.
(See "Federal Income Tax Status".)

BASIC PROVISIONS

  	Net Purchase Payments made for or by Participants are invested during the Accumulation Period before retirement. "Net Purchase Payment" means the amount of a purchase payment for a Participant, less any premium tax. At retirement, the current value of the accumulation may be used to buy annuities designed to provide Participants with monthly payments for life or shorter specified periods, during the Annuity Period following retirement.

  	The Companion Contract, which is not described in this Prospectus, was issued to the Contract Holder in conjunction with each Contract issued. The charges and benefits under the Companion Contract are included in the terms of that contract, which is separate from the Contracts described in this Prospectus.

  	New Participants, participating in plans qualified under Section 408 of the Code and, for residents of New York, plans qualified under
Section 403(b), are entitled to a return of their initial premium payments without cost within ten days of purchase under a ten-day revocation provision.

  	VARIABLE ACCUMULATION ACCOUNT: Under the Contract, Net Purchase Payments and/or permitted transfers from the Companion Contract and/or MBL Variable Contract Account-7 ("VCA-7") are allocated to an Account established on behalf of a Participant ("Variable
Accumulation Account"). (See "Transfers".) Amounts allocated to a Variable Accumulation Account are placed in the Account. The assets of the Account are invested in shares of the Fund, a mutual fund with the primary investment objective of long-term appreciation of capital. The value of a Participant's Variable Accumulation Account varies up or down from day to day, depending on the value of the securities owned by the Fund, and no assurance of investment results is made.

  	VARIABLE ANNUITY: The funds used to buy a variable annuity remain in the Account. Since the Account invests in shares of the Fund, the dollar amount of variable annuity payments varies up and down from month to month, depending on the value of the securities owned by the Fund, and no assurance of investment results is made.

ASSUMPTION OF RISKS

  	MBL Life assumes the expense and mortality risk charges under the Contracts. In doing so, it agrees (1) to pay all expenses during the life of the Contracts, even if the charges made under the Contracts do not cover the actual expenses incurred, (2) to continue making life annuity payments under the Contracts, even if Annuitants, as a class, live longer than actuarially assumed, and, (3) to pay the minimum death benefit due. (See "Accumulation Account - Death
Benefit".) A charge is imposed on the Account for MBL Life's assumption of these risks. (See "Charges and Expenses - Risk and Death Benefit Charges".)

REDEMPTION AND DEATH BENEFIT

  	Subject to any Qualified Plan restriction, the current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, at any time before the annuity payments begin (the "Annuity Commencement Date") under a Contract. (See "Accumulation Account - Redemption".) A penalty and/or tax may be incurred under the Code upon withdrawal of amounts accumulated under the Contracts offered by this Prospectus, including a 10% penalty generally imposed on the taxable amount of withdrawals prior to age 59 1/2 (subject to certain exceptions). (See "Federal Income Tax Status".)

  	If a Participant dies before retirement, his or her beneficiary receives the greater of either (1) the current value of the Participant's Variable Accumulation Account as of the date MBL Life receives due proof of death, or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant.

                  ACCUMULATION UNIT VALUES

	The Accumulation Unit values as of the beginning of the period and the end of the period for each of the last ten fiscal years, as well as the total number of Accumulation Units outstanding at the end of each fiscal year, are as follows:

                     			ACCUMULATION    ACCUMULATION    NUMBER OF
                     			UNIT VALUE-     UNIT VALUE -    UNITS
                     			BEGINNING       END             OUTSTANDING
YEAR ENDING             OF PERIOD       OF PERIOD       END OF PERIOD

December 31, 1997       $144.176        $188.325          276,202
December 31, 1996        116.231         144.176          287,783
December 31, 1995         86.596         116.23           307,509
December 31, 1994         85.055          86.596          328,954
December 31, 1993         75.010          85.055          354,251
December 31, 1992         65.668          75.010          379,590
December 31, 1991         53.234          65.668          494,857
December 31, 1990         56.416          53.234        1,014,455
December 31, 1989         44.032          56.416          909,129
December 31, 1988         34.625          44.032          810,345


		                FINANCIAL STATEMENTS

  	The financial statements for the Account (as well as the auditor's report thereon) may be found in the Account's 1997 Annual Report, which is incorporated by reference into the Account's Statement of Additional Information. The Account will furnish without charge an additional copy of the Annual Report upon request made to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn:
MBL VARIABLE  CONTRACT ACCOUNT-2, or by telephoning 1-800-435-3191.

  	The financial statements of MBL Life may be found in the Statement of Additional Information.

                 PERFORMANCE RELATED INFORMATION

  	The Account may from time to time advertise "average annual total return". Average annual total return measures the change in the value of an investment in the Account's Variable Accumulation Units over the periods illustrated. (See "Variable Accumulation Account".) This performance-related information is based upon the Account's past performance. The investment return and principal value on an investment in the Account's units will fluctuate so that the units, when redeemed, may be worth more or less than their original cost.

  	When the Account advertises its average annual total return, it will be calculated for one year, five years and ten years and will assume a total redemption at the end of each period. Average annual total return is calculated by comparing the value of a hypothetical $1,000 investment in the Account at the beginning of the relevant period to the value of the investment at the end of the period assuming a redemption of all Variable Accumulation Units (see
"Variable Accumulation Account") at the end of the period. (See the Account's Statement of Additional Information, "Calculation of Performance Data".) There are no nonrecurring charges to be deducted upon a redemption of all units.

  	Average annual total return at the Account level includes all recurring Contract charges currently applicable. The only Contract charges currently applicable is a charge of 0.37%, of which 0.25% is allocated for MBL Life's assumption of expense risks and 0.12% is allocated for its assumption of mortality risks and the provisions of the minimum death benefit (see "Charges and Expenses - Charges for Expense Risk, Mortality Risk and Minimum Death Benefit", and "Accumulation Account - Death Benefit"). The one-time Participant enrollment fee (up to $15.00) and annual administration charge (up to $10.00 and up to $0.50 per purchase payment and transfer, or 2.00% of accumulation accounts, if less) which were deducted until December 31, 1988, and which were eliminated as of January 1, 1989, are included in the average annual total return figures illustrated. The total return figures, as illustrated, do not take into account any sales charge which would have been deducted from the purchase payment, if made prior to January 1, 1989. The inclusion of the sales charge in the total figures would have reduced the average annual total return illustrated for each period.

  	The Account may from time to time advertise a comparison of its average annual total return to the Standard and Poor's 500 Stock
Index (S&P 500) which represents an unmanaged, weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. As a benchmark, this index is not subject to any charges for investment advisory or other expenses of the type charged at either the Account or the Fund level. Therefore, the comparison shown in any advertising by the Account, with this benchmark, may be of limited use.

  	To calculate the average annual total return, the value of a Variable Accumulation Account terminated on December 31, 1997 is divided by the $1,000 purchase payment made by a Participant at the beginning of each period illustrated. The result of that calculation is the total growth rate for that period. The total growth rate is then "annualized" to obtain the average annual percentage increase (decrease) during the period illustrated. An annualized rate assumes that a single rate of return, applied each year during the period illustrated, will produce the ending value, taking into account the effect of compounding.

			                THE ACCOUNT

ORGANIZATION

  	The Account is registered with the SEC as an investment company, in the form of a "unit investment trust", under the Investment
Company Act of 1940 (the "1940 Act").  Registration under the 1940
Act involves regulation by the SEC, but does not involve supervision or management of investment practices or policies of either the Account or the Registrant. The Account was established in 1969 under New Jersey law pursuant to a resolution of the Board of Directors of Mutual Benefit Life. The assets and liabilities of the Account were transferred to a separate account of MBL Life as of May 1, 1994 pursuant to a resolution of the Board of Directors of MBL Life.

  	MBL Life is a New Jersey stock life insurance company, incorporated in 1972, with its principal office at 520 Broad Street, Newark, New Jersey. Its stock is held in a Stock Trust, with the New Jersey Commissioner of Banking and Insurance as Trustee, pursuant to the Rehabilitation Plan of Mutual Benefit Life, MBL Life's former parent.

LEGAL DEVELOPMENTS

  	The Account was originally a separate account of Mutual Benefit Life. On July 16, 1991, the Superior Court of New Jersey ("Court") entered an Order ("Order") appointing the Commissioner of Banking and Insurance of the State of New Jersey as Rehabilitator of Mutual
Benefit Life, thereby granting the Rehabilitator immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including those of the Account.

  	In view of the terms and conditions of the Order, on July 16, 1991, Mutual Benefit Life, on behalf of the Account, immediately ceased acceptance of applications for new Contracts and additional purchase payments under existing Contracts. The cessation of additional purchase payments continued from July 16, 1991 until April 23, 1996. Because the Account was a separate account of Mutual Benefit Life, the assets and liabilities of the Account were maintained separate and apart from Mutual Benefit Life's general account assets and liabilities. Transfers to the VCA-7 Contract were temporarily suspended. Transfers from the Account to the Companion Contract were temporarily prohibited and withdrawals from the Companion Contract were restricted during the Rehabilitation Period. Death benefit payments upon the death of each Participant continued to be made to the beneficiaries.

  	A Rehabilitation Plan confirmed by the Court in January 1994, stipulated that the assets and liabilities of the Account would be transferred from Mutual Benefit Life to a separate account of MBL Life. The transfer was effected pursuant to an assumption reinsurance transaction on May 1, 1994. Under the Rehabilitation Plan, MBL Life assumed substantially all of the business, assets and liabilities of Mutual Benefit Life. MBL Life will operate under, and is governed by, the terms and conditions of the Rehabilitation Plan until the termination of the Rehabilitation Period, not later than December 31, 1999. While the Rehabilitation Plan was developed based on the Rehabilitator's best estimates, no assurance can be provided that the Rehabilitation Plan will ultimately be successful. For more information, see the financial statements of MBL Life contained in the Statement of Additional Information.

  	As of May 1, 1994, all of the issued and outstanding shares of MBL Life were placed in a Stock Trust which is to terminate at the end of the Rehabilitation Period. The Commissioner of Banking and Insurance was appointed Trustee of the Stock Trust. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders/contractholders and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

  	MBL Life reserves all rights regarding the use of its name, or any part of its name, including the right to withdraw its use by the Account or to grant its use to any other investment company or entity.

ASSETS

  	The assets placed in the Account include (1) amounts allocated to provide Variable Accumulation Accounts or variable annuities under the Contracts and (2) advances made by MBL Life for support of its obligations under the Contracts.

  	While the Account is an asset of MBL Life, it is held separately from all other assets of MBL Life. The Contracts provide that any income, gains or losses, whether or not realized, from assets allocated to the Account, in accordance with the Contract, are credited to or charged against the Account without regard to any other income, gains or losses of MBL Life. The assets of the Account may not be charged with liabilities arising out of any other business of MBL Life. The Contracts also provide that MBL Life shall maintain the assets of the Account in an amount at least equal to the amount required for MBL Life to meet its obligations under the Contracts, as determined at least once each year. MBL Life will transfer cash from its general account to make up any deficiency in the Account and, conversely, may transfer any excess assets in cash from the Account to its general account or hold any such excess in the Account.

ADMINISTRATION AND DISTRIBUTION

  	The Account has no directors, officers, or employees. First Priority Investment Corporation ("First Priority") serves as the Account's principal underwriter. First Priority is a wholly-owned indirect subsidiary of MBL Life. First Priority also serves as principal underwriter for MBL Variable Contract Account-3, and MBL Variable Contract Account-7, which are other separate accounts of MBL Life, and as distributor for mutual funds sponsored by MBL Life. First Priority also engages in the sale of other investment company securities and other financial products. Administrative services necessary for the operation of the Account and the Contracts are provided by MBL Life. These administrative services include, but are not limited to, processing purchase payments, annuity payments, redemptions and transfers; making commission payments; furnishing confirmation notices and periodic reports; preparing prospectuses, voting materials and tax reports; and providing or arranging for accounting, actuarial and legal services.

                 			   THE FUND

  	The primary objective of the Account is to provide annuity payments which are designed to guard against adverse changes in the cost of living both during the Accumulation Period and during the Annuity Period. In seeking to achieve this objective, the assets of the Account are invested in shares of the Fund, a mutual fund investing primarily in common stocks and other equity type investments. Information about the Fund, including its investment objectives and policies, is set out in the Fund's Prospectus which should be read together with this Prospectus. No assurance can be given that the Account or the Fund will achieve its objective. The investor should read the Fund's Prospectus carefully before investing. Copies of the Fund's Prospectus and Statement of Additional Information are available upon request and without charge from MBL Life. Write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL GROWTH FUND, INC., or telephone: 1-800-435-3191.

  	The Fund's investment adviser is Markston Investment Management ("Markston"), a partnership between Markston International, Inc. and MBL Sales Corporation ("MBL Sales"). MBL Sales is a wholly-owned indirect subsidiary of MBL Life.

  	The Account buys Fund shares with no sales load. Any dividend or capital gains distribution received from the Fund is ordinarily credited in the form of additional Fund shares. To the extent necessary to make payments promised under the Contracts, the Account redeems Fund shares at net asset value with no redemption fee.

               			 CHARGES AND EXPENSES

PREMIUM TAX

  	Premium taxes, ranging up to 3.50%, are currently levied by certain states. If premium taxes are incurred by the Account, a charge for the amount of these taxes will be made when the taxes are incurred.

CHARGES FOR EXPENSE RISK, MORTALITY RISK AND MINIMUM DEATH BENEFIT

  	A charge at the annual rate of 0.37% is made daily against each Participant's Variable Accumulation Account and against each Annuitant's variable annuity. The allocation of the charge during the Accumulation Period is 0.25% for MBL Life's assumption of expense risks and 0.12% for its assumption of mortality risks and the provision of the minimum death benefit. After the commencement of annuity payments, all of this 0.37% is for mortality risks. MBL Life reserves the right based on its experience in administering the Contracts, to alter the allocation of the charge between these items.

  	If these charges are less than the expenses assumed, MBL Life may suffer a loss. However, if the charges are more than the expenses assumed by MBL Life, then there will be a contribution to MBL Life's surplus, which may be used for any legitimate corporate purpose, including distribution of the Contracts.

INVESTMENT ADVISORY FEE

  	For the investment advisory services of Markston, the Fund pays a periodic fee based on a percentage of net assets. The fee is reflected in the net asset value computation for the Fund, computed and accrued daily and paid quarterly.

  	The investment advisory compensation arrangement as well as the expenses of the Fund are fully described in the Fund's Prospectus and the Fund's Statement of Additional Information.

OTHER CHARGES

  	Currently, no charges are made against the Account for MBL Life's federal income taxes, or provisions for such taxes, that may be attributable to the Account. MBL Life may charge the Account for its portion of any income tax charged to MBL Life on the Account or its assets. Under present laws, MBL Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, MBL Life may decide to make charges for such taxes, or provisions for such taxes, against the Account. Any charges made against the Account could have an adverse effect on the investment experience of the Account.

           			    ACCUMULATION ACCOUNT

PURCHASE PAYMENTS

  	Initial Net Purchase Payments are invested at the value next computed, not later than two business days, after an application in good order and payment has been received by MBL Life at its Home
Office in Newark, New Jersey.

  	The Contracts offer flexible purchase payment arrangements which may be tailored for individual plans as follows:

   FREQUENCY: Purchase payments may be made for active Participants whenever desired, except not more frequently than every two weeks.

   AMOUNT: Under 401(a), 403(b), 408, and 457 Plans, the annuity purchase agreement or salary reduction agreement, between each Participant and his or her employer must specify that contributions on the Participant's behalf will be at least $240 during each year under the Plan.

   CONTINUITY: Purchase payments for a Participant may be discontinued at any time, without any effect on the Participant's rights under the Contract. Purchase payments may be resumed at a later date at no additional charge.

VARIABLE ACCUMULATION ACCOUNT

  	Net Purchase Payments and any transfers from VCA-7 are allocated to a Participant's Variable Accumulation Account and are applied to purchase Variable Accumulation Units. Each Variable Accumulation
Unit represents a proportionate interest in the assets of the Account. The investment performance of the Fund and deduction of charges and expenses (see "Charges and Expenses") affect the value of the Variable Accumulation Units as described below.

  	The number of Variable Accumulation Units purchased is equal to each Net Purchase Payment, divided by the current dollar value of a Variable Accumulation Unit. The Variable Accumulation Unit is calculated as of the end of each Valuation Date, which is a day when the New York Stock Exchange is open for trading. For any Valuation Date, the Variable Accumulation Unit value is equal to the value for the preceding Valuation Date multiplied by the Net Investment Factor for the current Valuation Date. For any day which is not a Valuation Date, the Variable Accumulation Unit value is equal to the value for the following Valuation Date. The Variable Accumulation Unit value is affected by the investment experience of the Account and the deduction of charges and may vary either up or down each Valuation Date.

  	The value of a Variable Accumulation Unit was $10 for January 21, 1971, the day when sales of the Contracts commenced. For a list of the Variable Accumulation Unit values on the last Valuation Date of each of the last ten fiscal years, see "Accumulation Unit Values".


  	The Net Investment Factor for any Valuation Date is equal to the Gross Investment Factor less a deduction at an effective annual rate of 0.37% for the expense and mortality risk and death benefit charges. The Gross Investment Factor as of a Valuation Date is equal to (1) the net asset value of a Fund share computed as of the close of regular trading on the New York Stock Exchange on that date, plus the per share amount of any dividends and other distributions made by the Fund since the preceding Valuation Date, less a deduction for any applicable taxes (at present, no such federal tax is payable), divided by (2) the net asset value of a Fund share computed as of such close on the preceding Valuation Date. For a hypothetical example illustrating the computation of the Variable Accumulation
Unit value and the Net Investment Factor, see the Account's Statement of Additional Information. In effect, each Net Purchase Payment
(after the first) is invested in Variable Accumulation Units at the value next computed after receipt of such payment by MBL Life. Thereafter, Variable Accumulation Units credited under a Contract will vary up or down in value, depending on the value of the Fund shares held by the Account.

TRANSFERS

  	Transfers between the Companion Contract and the Variable Accumulation Account will be subject to the transfer provisions contained in the Companion Contract, including any limitations or restrictions contained in that contract. Transfers may be made only on a Valuation Date as defined in this Prospectus. All transfers will be based on the Variable Accumulation Unit value calculated on the effective date of the transfer.

  	MBL Life reserves the right to impose restrictions upon the transfer privilege at any time, upon 30 days written notice to each Contract Holder affected. In such event, transfers will be permitted only once a quarter. This restriction may only be applied to Contracts to the extent that (1) the expected total annual deposit by a Contract Holder on behalf of all Participants to both the Variable Accumulation Account and the Companion Contract and VCA-7 Contract, if any, is $3 million or more, or (2) there are existing plan assets under the Contracts representing purchase payments made by the employer, association or corporation sponsoring the plan, other than as a result of a Participant salary reduction arrangement, or (3) the plan sponsor controls the allocation of contributions among this VCA-2 Contract, the Companion Contract, and the VCA-7 Contract, or (4) the plan sponsor controls transfers among the VCA-2 Contracts, the Companion Contract and the VCA-7 Contract before imposing such a restriction. MBL Life will submit appropriate changes to the Contract to the state insurance commissions for approval as required.

  	To the extent that a VCA-2 Contract Holder also holds a contract for VCA-7, the Contract Holder may provide Qualified Plan
Participants the opportunity to provide for retirement and other benefits through pooled investments in short-term debt instruments.
The objective of VCA-7 is to provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.

  	If a VCA-7 Contract was issued, amounts may be transferred between a Qualified Plan Participant's Variable Accumulation Account under the VCA-2 Contract to the VCA-7 Contract as described under "Transfers" except that transfers to the VCA-7 Contract may not exceed one per quarter. Transfers to the VCA-7 Contract are subject to the charges, limitations and restrictions contained in the VCA-7 Contract. Amounts transferred to a VCA-2 Contract from a VCA-7 Contract will be subject to charges imposed under those contracts.

  	Until the termination of the Rehabilitation Period, not later than December 31, 1999, transfers from the Variable Accumulation Account under the VCA-2 Contract to the Companion Contract may only be made upon retirement. (See "The Account - Legal Developments".)

  	Variable Accumulation Account values will also be transferred to the Companion Contract upon the death of a Participant (see
"Accumulation Account - Death Benefit"), or if a Qualified Plan fails to qualify under the Code (see "Other Contract Provisions - Failure of Plan to Qualify").

  	A VCA-7 prospectus is available upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad
Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7 or by telephoning 1-800-435-3191.

REDEMPTION

  	The current value of a Participant's Variable Accumulation Account may be withdrawn or transferred to another tax qualified investment, in whole or in part, at any time before his or her Annuity Commencement Date under the Contract. However, under 401, 403(b) or 457 Plans, the withdrawal right may be restricted in accordance with applicable federal income tax law. (See "Federal Income Tax Status".)

  	Certain plans may require forfeiture of non-vested employer contributions, such as upon termination of employment, and may also provide that certain contributions may not be withdrawn until the occurrence of a specified event, such as attainment of age 59 1/2. The terms of your plan should be reviewed to determine if contributions on your behalf are so restricted. Any partial redemption must amount to at least $240.

  	Redemption is effected by canceling a sufficient portion of the Variable Accumulation Account to pay the amount requested. The number of units canceled in the Variable Accumulation Account is based on their value next computed after receipt of a written request by MBL Life. Requests may be made on forms provided to Contract
Holders by MBL Life, or by letter. Forms may be obtained by calling 1-800-435-3191.

  	A request for partial redemption of a Participant's Variable Accumulation Account is treated as a request for complete redemption if the total value of the account would otherwise be less than $240, or if the redemption request is for an amount which exceeds the value of the account. After complete redemption of a Participant's Variable Accumulation Account, no further purchase payments may be made for the Participant without the consent of MBL Life.

  	Payment of the amount redeemed is made within seven days after receipt of the request, unless (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, so that valuation of the assets of the Account, or redemption of the Fund shares held by the Account, is not reasonably practicable, or (3) the SEC permits postponement by order.

  	The withdrawal of funds from the Account may adversely affect tax benefits otherwise available under the Code. (See "Federal
Income Tax Status".) Under 403(b) Plans, current restrictions imposed by the Code limit withdrawals. (See "Federal Income Tax
Status - 403(b) Plans".)

  	The preceding discussion of redemption applies only to the Variable Accumulation Account. Redemption of amounts under the Companion Contract will be subject to the redemption provisions contained in the Companion Contract, including any limitations or charges specified in that contract.

DEATH BENEFIT

  	If a Participant dies before the Annuity Commencement Date, a death benefit is payable to the beneficiary. The death benefit is equal to the greater of (1) the current value of the Participant's Variable Accumulation Account (determined as of the date MBL Life receives due proof of death), or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant. The death benefit may be paid in one of several ways. The beneficiary may instruct MBL Life to pay the amount in a single sum. If the beneficiary is a spouse of the participant, the Variable Accumulation Account may be continued; however, no purchase payments may be made. (In either case, the request must be in writing.)

  	In general, the rights of beneficiaries are subject to the same conditions as corresponding rights of Participants. In addition, the rights of a beneficiary may be subject to restrictions imposed by the Participant in designating his or her beneficiary.

           				  ANNUITY

ANNUITY COMMENCEMENT DATE

  	A Participant's Variable Accumulation Account Value generally must begin to be distributed no later that the later of (1) the calendar year in which the Participant reaches age 70 1/2, or (2) retires from such employment. Distributions will be made in accordance with the terms of the Contract. With respect to 403(b) plans, the Code precludes distributions attributable to certain elective purchase payments prior to attainment of age 59 1/2, separation from service, disability or financial hardship, and prohibits the distribution of income attributable to elective contributions in the case of financial hardship. The preceding distribution requirement does not apply to tax-deferred annuity account balances accrued before January 1, 1987.

  	Five-percent owners and individuals covered under IRA Plans continue to be subject to the rule that distributions must begin by April 1 of the calendar year following the year the individual attains age 70 1/2. A surviving spouse who has made the election in
Section 4.3(c) of the Contract must begin to receive the Variable Accumulation Account Value no later than April 1 of the calendar year following the calendar year in which the Participant would have reached age 70 1/2. In no event may a Participant's Annuity Commencement Date be later than the date under which distributions must begin under the Code.

  	A Participant may elect to apply all or part of his or her Account Value as consideration for the purchase of an annuity ("Annuity Consideration"). The date on which such annuity is to begin, as elected by the Participant, shall be specified in a written notice to MBL Life, provided however, that such date may not be earlier than 15 days after the date of receipt by MBL Life of such notice.

PURCHASE OF ANNUITY

  	Effective on a Participant's Annuity Commencement Date, as specified in the written notice to MBL Life, the Participant's
Annuity Consideration shall be applied to provide an annuity for the Participant subject to the following:

   (a) Any premium tax on Annuity Consideration that MBL Life is required to pay, based on the state of residence of the Participant, will be deducted from the Annuity
       Consideration.

   (b) The amount remaining after deduction of the premium tax will be applied to provide an annuity. Unless the use of another table of annuity amounts shall have been agreed to in writing by the Contract Holder and MBL Life, the amount of each monthly payment of the annuity will be determined by dividing the remaining Annuity Consideration by the appropriate rate determined in accordance with the Variable Annuity Table (Table 1 of the Contract) according to the form of annuity and the age of the annuitant on the Annuity Commencement Date.

  	If a Participant's first annuity payment would be less than $20, the value of the Variable Accumulation Account may be paid to the Participant in a lump sum as a complete redemption, at the discretion of MBL Life.

  	MBL Life will issue a certificate to each Annuitant at the time the first annuity payment becomes payable, describing the Participant's rights under the annuity. Once any life annuity takes effect, it may not be redeemed or changed to any other form of annuity.

FORMS OF ANNUITY

   The Participant may elect one of the alternate forms listed below:

   (a) Period-Certain and Life Annuity
       The Period-Certain and Life Option provides a monthly annuity to the Participant during the Participant's lifetime, the first 60, 120, 180 or 240 payments of which, as specified by the Participant in the notice of election of this option, shall be period-certain payments. If at the death of the Participant any period-certain payments remain unpaid, such unpaid period-certain payments shall be continued to the Participant's beneficiary.

   (b) Contingent Annuitant With Ten Years Certain
       The Contingent Annuitant Option provides a monthly annuity payable to the Participant during his or her lifetime, and payable after his or her death to the Contingent Annuitant designated by the Participant at the time of election of this option, during such Contingent Annuitant's lifetime. The first 120 payments are designated as period-certain payments.

       If at the death of the second to die of the Participant and his or her Contingent Annuitant any period-certain payments remain unpaid, such unpaid period-certain payments shall be continued to the Participant's beneficiary. The amount of monthly annuity payable to the Contingent Annuitant may be 100%, 67%, or 50% of the reduced annuity payable to the Participant, as specified in the notice of election of this option. Regardless of the selected percentage, however, the annuity payable to the Contingent Annuitant, before 120 payments have been made, shall be equal to 100% of the annuity payable to the Participant.

   (c) Period-Certain Annuity
       The Period-Certain Annuity provides a monthly annuity payable for a period-certain of 60, 120 or 180 months as selected by the Participant. Upon expiration of the period-certain payments, no further payments are due. If at the death of the Participant any period-certain payments remain unpaid, they shall be continued to the Participant's beneficiary until the total period-certain payments selected have been made to the Participant and the beneficiary.

   (d) Other Forms
       Other forms of annuity may be selected by the Participant with the written consent of MBL Life.

ANNUITY PAYMENTS

   	The first annuity payment is payable on the Annuitant's Annuity Commencement Date under the Contract. The second and subsequent annuity payments are payable monthly thereafter. The method for determining the amount of the first, second and subsequent annuity payments is described in the Account's Statement of Additional
Information.

VARIABLE ANNUITY UNIT VALUE

  	The value of a Variable Annuity Unit for any month is calculated as of the end of the fourteenth day preceding the first day of the month. It is equal to the Variable Annuity Unit value for the previous month multiplied by the product of .997137 and the ratio of
(1) the Variable Accumulation Unit value for the fourteenth day preceding the first day of the month, divided by (2) the Variable Accumulation Unit value for the fourteenth day preceding the first day of the previous month. The Variable Annuity Unit value may vary either up or down each month.

  	The factor of .997137, applied each month, reflects an assumed investment result at an effective annual rate of 3 1/2%. This assumed investment result is also used in determining the rates which appear in the tables in the Contracts and which are used to determine the amount of the first payment under a variable annuity. An assumed investment result higher than 3 1/2% may be used for a particular group in order to provide larger variable annuity payments during the initial months, by mutual agreement between the Contract Holder and MBL Life. However, a higher assumed investment result also means a lower factor than .997137 in the determination of the Variable
Annuity Unit values for that particular group. For example, if the assumed investment result is 4 1/2% instead of 3 1/2%, the variable annuity payments to a retired male Participant, age 65, under a life annuity with 120 monthly payments certain will start about 8% higher, but this advantage will steadily diminish, and the payments after the eighth year (approximately) will become lower with the 4 1/2% assumption than they would be with the 3 1/2% assumption.

  	The Variable Annuity Unit value will vary up or down each month only to the extent that the actual net investment results are more or less favorable than the assumed investment results. The actual net investment results include both income and market value changes of the Account value, as reflected in the ratio of the two applicable Variable Accumulation Unit values. For a hypothetical example illustrating the computation of the Variable Annuity Unit value see the Account's Statement of Additional Information.

              				GENERAL RIGHTS

VOTING RIGHTS

  	Contract Holders have the right to instruct MBL Life as to voting Fund shares held by the Account on all matters to be voted on by Fund shareholders. The number of votes attributed to each Contract Holder is determined by dividing the value of all Variable Accumulation Accounts under the Contract by the net asset value of one Fund share. The number of Fund shares attributable to Annuitants under the Contract is determined by dividing the reserves maintained in the Account to meet variable annuity obligations under the Contract by the net asset value of one Fund share.

  	During the Accumulation Period, Participants have the right to instruct Contract Holders as to casting applicable votes with respect to Variable Accumulation Accounts under 403(b) Plans or their own purchase payments under Qualified Plans. During the Annuity Period, Annuitants have similar rights with respect to the variable annuities. The number of votes attributable to an Annuitant decreases as variable annuity payments are made.

  	MBL Life furnishes Fund proxy material and voting instruction forms to each Contract Holder and Participant. Fund shares held by the Account for which MBL Life receives no voting instructions will be voted on each matter in the same proportion as such shares for which voting instructions are received. Fund shares held by MBL Life will also be voted on each matter in the same proportion as such shares for which voting instructions are received.

CONFIRMATION OF TRANSACTIONS

  	Within five business days after the end of each calendar quarter, a quarterly statement will be sent to each Participant detailing all activity in the Participant's Variable Accumulation Account for the previous quarter, including purchase payments, redemptions and transfers, the dates of each such transaction, the amounts allocated to the Variable Accumulation Account, the sales and other charges deducted, and the total account value at the end of the period. The quarterly statement for each Participant will show as of a specified date (1) the number of units in his or her Variable Accumulation Account and (2) the Variable Accumulation Unit value. During the Annuity Period, MBL Life will include with each variable annuity payment a statement showing the number of Variable Annuity Units and the Variable Annuity Unit value used in determining the amount of the annuity payment.

  	New Participants will be sent a confirmation upon receipt of the first purchase payment, and quarterly statements thereafter.

  	In some cases, confirmations may be sent more frequently than quarterly.

REPORTS

  	MBL Life will furnish each Participant and Annuitant with an annual and semi-annual report showing the financial position of the Account, and a schedule of the common stocks and other investments held by the Fund.

457 PLAN PARTICIPANTS

  	The rights and benefits of employees participating in a 457 Plan differ from those of Participants covered under Contracts issued under other circumstances. Under a 457 Plan, the Contract Holder is usually the employer, and the assets of such Plan are part of the general assets of the employer, except in the case of certain governmental plans which are required to hold all deferred amount and earnings thereon in trust for the exclusive benefit of Participants and their beneficiaries. A non-governmental plan Participant must look exclusively to his or her employer and the employer's financial resources for any benefits to which the Participant is entitled. In such event, all rights of 457 Plan Participants referred to or described in this Prospectus are vested in the Contract Holder.

         		       FEDERAL INCOME TAX STATUS

INTRODUCTION

  	The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon MBL Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.



TAXATION OF MBL LIFE

  	MBL Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from the Company, and its operation forms a part of MBL Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, MBL Life believes that the Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  	Accordingly, MBL Life does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, MBL Life does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in MBL Life being taxed on income or gains attributable to the Account, then MBL Life may impose a charge against the Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACT

  	DIVERSIFICATION: Section 817(h) of the Code requires that with respect to certain contracts, the investments of the Account must be "adequately diversified" in accordance with Treasury Regulations in order for those Contracts to qualify as annuity contracts under federal tax law.

  	OWNER CONTROL: In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the owner], rather than the insurance company, to be treated
as the owner of the assets in the account".   This announcement also
stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no guidance has been issued.

  	The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Account. In addition, MBL Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. MBL Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Account.

RETIREMENT PLANS

  	IN GENERAL: The Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. For example, a 10% penalty generally will be imposed on the taxable amount of withdrawals prior to age 59 1/2, subject to certain exceptions.

  	MBL Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Holders and participants under retirement plans, as well as annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts issued in connection with such a plan. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Holder, the annuitant, or the beneficiary may depend on the tax status of the individual concerned. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Holders are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Contract Holders, participants and beneficiaries should consult their legal counsel and tax advisor regarding the use of the Contract under the retirement plan.

  	For qualified plans under Section 401(a), 403(b) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Contract Holder (or Participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the Participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Holder (or Participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Contract Holder (or Participant) reaches age 70 1/2.

  	CORPORATE PENSION AND PROFIT-SHARING AND H.R. 10 PLANS:  Code
Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, the participant, or both, may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  	SECTION 403(b) PLANS: Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations.
However, these payments may be subject to FICA (Social Security) taxes and state income taxes.

  	Code Section 403(b)(11) restricts the distribution under Code
Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  	INDIVIDUAL RETIREMENT ANNUITIES AND SIMPLIFIED EMPLOYEE PENSION
PLANS: Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, each hereinafter referred to as an "IRA". IRAs are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Employers may establish Simplified Employee Pension
(SEP) Plans to provide IRA contributions on behalf of their employees. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

  	DEFERRED COMPENSATION PLANS: Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, for non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

  	RESTRICTIONS UNDER QUALIFIED CONTRACTS: Other restrictions with respect to the election, commencement, or distribution of benefits may apply under qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

TAXATION OF DISTRIBUTIONS

  	Section 72 of the Code governs taxation of distributions from
Section 401(a), 403(b) and 408 retirement plans in general. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value or any portion of an interest in the retirement plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  	In the case of a withdrawal, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with retirement plans, the "investment in the contract" will most likely be zero. Special tax rules may be available for certain withdrawals.

  	Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For variable annuity payment, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract", consult a competent tax advisor regarding deductibility of the unrecovered amount.

  	Amounts may be distributed from the Contract because of the death of a retirement plan participant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments, as described above. Other rules relating to distribution at death apply to Qualified Contracts. You should consult your legal counsel and tax advisor regarding these rules and their impact on Qualified Contracts.

WITHHOLDING

  	Distributions from Contracts generally are subject to withholding for the Contract Holder's (or Participant's) federal income tax liability. The withholding rate varies according to the type of distribution and the Contract Holder's tax status. The Contract Holder (or Participant) will be provided the opportunity to elect not to have tax withheld from distributions.

  	"Eligible rollover distributions" from 401(a) Plans and 403(b) Plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Contract Holder (or Participant) chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

POSSIBLE CHANGES IN TAXATION

		  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  	As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect MBL Life's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

              			 OTHER CONTRACT PROVISIONS

BENEFICIARY

  	The Participant may select a beneficiary to receive any benefit at death, and may change the beneficiary by proper written notice to MBL Life.

NON-ASSIGNABILITY

  	To the extent permitted by law, the right to benefits or payments under the Contract is neither assignable nor subject to the claim of any creditor, except as may be allowed under 457 Plans.

PORTABILITY

  	A Participant under a 403(b) Plan who becomes employed by a new employer which is eligible under Section 403(b) of the Code, may enter into an annuity purchase agreement with the new employer, at no additional charge, so that purchase payments will be continued under the Contract by the new employer on behalf of the Participant, if the Contract so provides and if MBL Life consents.

FAILURE OF PLAN TO QUALIFY

  	If a previously issued Qualified Plan fails to qualify under the Code, MBL Life has the right, without prior notice to or consent of the Contract Holder, to transfer any amounts held in Variable Accumulation Accounts to the Companion Contract, and to convert any amounts of variable annuity to a fixed annuity under the Companion Contract on the basis of equivalence as of the date of transfer and conversion. Thereafter, the Contract shall be considered terminated. Proof of qualification may be required by MBL Life.

DISCONTINUANCE

  	Purchase payments under a Contract will no longer be accepted by MBL Life when any of the following events occurs:

(1) The Contract Holder so notifies MBL Life in writing.

(2) MBL Life so notifies the Contract Holder in writing after an investment adviser other than Markston (or an affiliate) is selected for the Fund. Such a notice would be sent to all other Contract Holders participating in the Account.

(3) After receipt of an amendment or modification of the Plan, MBL Life gives the Contract Holder written notice that the effect of the amendment, in MBL Life's judgment based on underwriting principles then in effect, might be detrimental to MBL Life, and the Contract Holder and MBL Life are unable to reach a mutual agreement within 30 days after the written notice. If discontinuance occurs for this reason, the amendment will not be given effect under the Contract.

  	Effective with any such discontinuance, no further purchase payment will be accepted by MBL Life under the Contract. However, MBL Life will continue to maintain Participants' existing accumulation accounts unless otherwise requested, as explained below under "Transfer to New Funding Agency". Discontinuance of purchase payments will have no effect on the rights of Annuitants.

TRANSFER TO NEW FUNDING AGENCY

  	If MBL Life ceases to accept purchase payments, a Contract Holder may designate a new funding agency to receive amounts to be transferred in accordance with the following paragraphs.

  	With respect to a 403(b) Plan, or IRA Plan, each Participant has the right to direct MBL Life, by proper written request to cancel his or her accumulation account and transfer such dollar value to the new funding agency, after deducting the administration charge. All such transfers will be made in the aggregate and valued as of a single transfer date, which will be 90 days after receipt by MBL Life of the Contract Holder's notice.

  	With respect to a 401(a) or 457 Plan, the Contract Holder has the right, with respect to all Participants, to direct MBL Life, by proper written notice of the selection of a new funding agency, to cancel each Participant's accumulation account and transfer such aggregate dollar value to the new funding agency. The value of such accounts will be determined as of the day MBL Life receives the Contract Holder's notice at its Home Office, or any later transfer date specified in the notice.

  	For any Plan, the aggregate transfer payment will be paid within seven days after the transfer date.

CHANGES IN CONTRACT

  	MBL Life has the right, subject to compliance with the law as currently applicable or subsequently changed, to give written notice to the Contract Holder, at least six months in advance, of a change to be effective on or after the fifth Contract anniversary in (1) the tables of annuity rates, and (2) any of the charges specified in the Contract. Participants will be informed of any such change.

  	Any such change which has an adverse effect on any Participant will not apply to any amounts credited to accumulation accounts, or to any annuities bought before the effective date of such change, except that a change in the risk and death benefit charges may apply uniformly to all Variable Accumulation Units, including those credited before the effective date of the change (but not retroactively). Because the tables of annuity rates remain in effect with respect to purchase payments made before a change is effective, until such purchase payments are applied on the Participant's Annuity Commencement Date, this rate guarantee may extend many years into the future.

  	The Contract may also be changed in any other respect at any time by an agreement between the Contract Holder and MBL Life, but no such change will be made without the consent of the persons entitled to receive benefits under the Contract, unless (1) the change will have no adverse effect on their rights with respect to the Variable Accumulation Account balance already credited or annuities already bought, or (2) the change is required to comply with a law or governmental regulation or (3) the Plan is a 457 Plan. Such persons will be informed of any such change which materially affects their rights.

OTHER CHANGES

  	MBL Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, (1) to substitute the shares of any other registered investment company for the shares of the Fund held by the Account, subject to prior approval by the SEC, (2) to discontinue submitting certain matters for approval by persons having voting rights under the Contracts, (3) to fund additional classes of contracts through the Account, (4) to transfer assets, determined by MBL Life, to be assigned to the class of contracts to which the Contracts belong from the Account to another separate account by withdrawing the same percentage of each investment in the Account, with appropriate adjustments to avoid odd lots and fractions, and (5) to operate the Account as another form of registered investment company or unregistered entity. Contract
Holders will be given prompt notice after any action which results in a change in the composition of the Account's assets.

YEAR 2000

  	Like all financial services providers, MBL Life and the Fund, utilize systems that may be affected by Year 2000 transition issues. In addition to MBL Life and the Fund, the Account relies on service providers that also may be affected. MBL Life is in the process of developing, and will be implementing, a Year 2000 transition plan; and the Fund is also so engaged. MBL Life and the Fund are in the process of confirming that the service providers to the Account are also engaged in similar transition plans. The resources that are being devoted to this effort by all of the affected parties are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that Contract Holders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition plan implementation. Both MBL Life and the Fund currently anticipate that their systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that MBL Life and the Fund will be successful, or that interaction with other service providers will not impair services in the future.


STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS                     PAGE

General Information and History         1
Services                                1
Purchase and Pricing of Account Units   2
Annuity Payments                        2
Calculation of Performance Data         4
Additional Information                  5
Financial Statements                    5



MBL VARIABLE CONTRACT ACCOUNT-2

OFFERED BY MBL LIFE ASSURANCE CORPORATION
520 Broad Street
Newark, New Jersey 07102-3111
1-800-435-3191

DISTRIBUTOR
FIRST PRIORITY INVESTMENT CORPORATION
520 Broad Street
Newark, New Jersey 07102-3111
1-800-559-5535

INVESTMENT ADVISER
MARKSTON INVESTMENT MANAGEMENT
1 North Lexington Avenue
White Plains, New York 10601-1702
(914) 761-4700

	THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY
JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.  NO
PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

            	     MBL VARIABLE CONTRACT ACCOUNT-2

    (Previously known as Mutual Benefit Variable Contract Account-2)
       ____________________________________________________________

                  		CROSS REFERENCE SHEET

Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-4.

              			HEADING IN STATEMENT OF
ITEM NUMBER      ADDITIONAL INFORMATION

	15              Cover Page

	16              Table of Contents

	17              General Information and History

	18              Services

	19              Purchase and Pricing of
            			  Account Units; Variable
            			  Accumulation Unit Values

	20              Services

	21              Performance-Related Information

	22              Annuity Payments; Variable
            			  Annuity Unit Values

	23              Financial Statements


_________________________________________________
	* Indicates inapplicable.

               		MBL VARIABLE CONTRACT ACCOUNT-2
               		MBL LIFE ASSURANCE CORPORATION

             		STATEMENT OF ADDITIONAL INFORMATION

                    			  MAY 1, 1998

	This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and should be read in conjunction with, the Prospectus of MBL Variable Contract Account-2 dated May 1, 1998. Terms not defined in this Statement of Additional Information shall have the same meaning given to them in the incorporated Prospectus. A copy of the Prospectus may be obtained from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2, telephone number 1-800-435-3191.

                			    TABLE OF CONTENTS

                                   		   CROSS REFERENCE TO
                     			      PAGE      SECTION IN PROSPECTUS

General Information and                 The Variable Contract
  History . . . . . . . . . . . 1       Account - Organization

Services  . . . . . . . . . . . 1       The Variable Contract Account -
                            					       Administration and Distribution

Purchase and Pricing of
  Account Units . . . . . . . . 2       Accumulation Account

Annuity Payments  . . . . . . . 2       Annuity

Calculation of Performance
  Data  . . . . . . . . . . . . 4       Performance-Related
                             					      Information

Additional Information  . . . . 5          --

Financial Statements  . . . . . 5          --


		                GENERAL INFORMATION AND HISTORY

  	The business history of MBL Variable Contract Account-2 (the "Account") (previously known as Mutual Benefit Variable Contract
Account-2), and the Depositor, MBL Life Assurance Corporation ("MBL Life"), are described in the Account's Prospectus.

                      				SERVICES

  	All administrative services of the Account are provided by MBL Life as described in the Prospectus under the caption "The Variable Contract Account - Administration and Distribution", except for sales services, which are provided by First Priority Investment Corporation ("First Priority").

          		    PURCHASE AND PRICING OF ACCOUNT UNITS

  	Net Purchase Payments are allocated to a Participant's Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. The method of calculating the Variable Accumulation Unit and the Net Investment Factor is described in the Account's Prospectus under the caption "Variable Accumulation Account", and is illustrated by the following hypothetical example.

  	Assume that July 1st and July 2nd of some year are both Valuation Dates and that the value of a share of MBL Growth Fund, Inc. (the
"Fund") is $10.291111 on July 1st and $10.301112 on July 2nd, as of the time of the close of trading on the New York Stock Exchange. Assume also that there are no dividends or other distributions made by the Fund on July 2nd and that there is no deduction for taxes. To determine the Variable Accumulation Unit value for July 2nd, first find the ratio of $10.301112 to $10.291111, which is 1.0009718. Then subtract from this ratio of 1.0009718 the factor .0000101 (the daily equivalent of the annual deduction of 0.37%). The difference of 1.0009617 is the Net Investment Factor for July 2nd. When multiplied by the Variable Accumulation Unit value for July 1st, it yields the unit value for July 2nd. For example, if the value for July 1st were $10.101111, the value for July 2nd would be $10.110825, which would be rounded to $10.111 for all purposes except in calculating the unit value for July 3rd.

               			 ANNUITY PAYMENTS

  	On or after a Participant's Retirement Date, the value of the Variable Accumulation Account, less any applicable premium tax, may be applied to purchase a variable annuity. The amount of the variable annuity payment depends upon the number and value of the Annuitant's Variable Annuity Units. The computation of the Variable Annuity Unit value is described in the Account's Prospectus under the caption "Variable Annuity Unit Value".

  	The first annuity payment is payable on the Annuitant's Annuity Commencement Date under the Contract. The second and subsequent annuity payments are payable monthly thereafter.

  	The amount of the first variable annuity payment depends on the amount of funds used to buy the annuity and the applicable annuity purchase rate. Such funds are equal to the Annuitant's number of Variable Accumulation Units multiplied by the value of such a Unit on the fourteenth day before his or her Annuity Commencement Date, less any applicable premium tax. The purchase rate is set out in a rate table in the Contract and depends on the form of annuity selected, the age of the Annuitant and any Contingent Annuitant, an assumed investment result and a mortality assumption based on the 1951 Group Annuity Mortality Table for Males.

  	The amount of the second and subsequent variable annuity payments depends on the number and value of the Annuitant's Variable Annuity Units. The number of Variable Annuity Units credited to an Annuitant is determined by dividing the dollar amount of the Annuitant's first variable annuity payment by the value of a Variable Annuity Unit for the month of that payment. This number of Variable Annuity Units remains constant. However, since the Account invests in shares of the Fund, the dollar value of a Variable Annuity Unit and hence the dollar amount of the variable annuity payments varies up or down from month to month, depending on the value of the securities held by the Fund. The dollar amount of annuity payments will not be affected by mortality experience or by an increase in expenses in excess of the charges provided for in the Contracts.

  	The computation of the first variable annuity payment, the number of Variable Annuity Units, the Variable Annuity Unit value, and the second variable annuity payment may be illustrated by the following example.

  	Assume that a male participant, residing in a state where there is no premium tax, elects to buy a variable annuity on his 65th birthday and selects a life annuity with 120 monthly payments certain. Assume also that, 14 days before his Annuity Commencement Date, the Participant's Variable Accumulation Account consists of 2,500.000
Variable Accumulation Units, and the Variable Accumulation Unit Value for the fourteenth day before his Annuity Commencement Date was $11.600.

  	The Participant's account has a value of 2,500.000 multiplied by $11.600 or $29,000.00, for the purpose of buying his variable annuity. The rate of the first monthly payment of the variable annuity in this example is $6.50 per $1,000 applied, so that the first payment is equal to 29.00000 multiplied by $6.50 or $188.50.

  	If the Variable Annuity Unit Value for the month when the annuity is bought is $1.125, the number of Variable Annuity Units to be credited to the Annuitant equals $188.50 divided by $1.125, or 167.56 units. The dollar amount of each subsequent payment will be equal to 167.56 multiplied by the Variable Annuity Unit Value for the month in which the payment is due.

  	To determine the dollar amount of the second variable annuity payment, assume that the ratio of the Variable Annuity Unit value for the fourteenth day before the first day of the second month, to the Variable Annuity Unit value for the fourteenth day before the first day of the first month, is 1.003780. Then the Variable Annuity Unit value for the second month is equal to the first month's value of $1.125 multiplied by .997137 times 1.003780, which is $1.125 multiplied by 1.000906, or $1.126. Therefore, the second payment equals the number of Variable Annuity Units (167.56) multiplied by the Variable Annuity Unit value ($1.126) or 188.67.


              		 CALCULATION OF PERFORMANCE DATA
                		 AVERAGE ANNUAL TOTAL RETURN
              		 (Period Ended December 31, 1997)

           				1 Year          5 Year          10 Year
	VCA-2         30.62%          20.21%          18.18%
	S & P 500     33.36%          20.25%          18.02%


  	Average annual total return for the one-year, five-year and ten-year periods shown above are calculated individually for each period. A hypothetical initial payment of $1,000 is made to the Account on the first day of each period. No further payments are made. As of the date of this Statement of Additional Information, the only Contract charge applied is the charge for MBL Life's assumption of (1) expense risks (0.25% annually), and (2) mortality risks and the provision of the minimum death benefit (0.12% annually). Prior to January 1, 1989, a one-time Participant enrollment fee (up to $15.00) and an annual administration charge (up to $10.00 and up to $0.50 per purchase payment and transfer, or 2.00% of accumulation accounts, if greater) were deducted. These charges, although no longer in effect, are included in the average annual total return figures illustrated, for the years that such charges were applicable. All distributions, if any, from the Fund are assumed to be reinvested. Each Participant is assumed to redeem the total value of his or her Variable Accumulation Account at the end of each period shown above for cash, rather than electing to apply the value to purchase an annuity.

  	The ending redeemable value is the Variable Accumulation Account value at the end of each period, and is calculated by multiplying the total number of units at the end of each period by the net asset value on the last day of the period. Although eliminated as of January 1, 1989 and no longer charged, the ending redeemable value takes into account the annual deduction from the Participant's Variable Accumulation Account of the $10.00 administration charge, for the years that such charges were applicable.

  	The average annual total return quotations for the 1, 5, 10 year periods ended on December 31, 1997 are computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value.

  	The calculation does not take into account any sales charge which would have been deducted from the purchase payment, if made prior to January 1, 1989. The inclusion of the sales charge in the calculation would have reduced the average annual total return illustrated for each period. The sales charge, enrollment fee, and administration charge provisions were deleted from all VCA-2 contracts, effective January 1, 1989. The fee and charges are no longer levied.

  	The performance figures shown above are compared to performance data for the Standard and Poor's 500 Stock Index ("S & P 500"), which is described in the Account's Prospectus under the caption "Performance Related Information".

               			ADDITIONAL INFORMATION

  	This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.


            			  FINANCIAL STATEMENTS

  	The Account incorporates by reference into this Statement of Additional Information its audited Financial Statements and the Report of Independent Accountants thereon contained in the 1997 Annual Report.

  	The following financial statements relate to the financial position and operations of MBL Life. As explained in the Account's Prospectus, the value of a Contract Holder's interest under the Contracts described herein is affected solely by the investment results of the Account. The MBL Life financial statements should be considered by Contract Holders only as bearing upon the ability of MBL Life to meet its obligations under the Contract.

  	Copies of the Account's Financial Statements are mailed to each Contract Holder semiannually. The Account's annual financial statements are audited by a firm of independent accountants. The firm of Coopers & Lybrand L.L.P. has been selected for the current fiscal year. The Account will furnish, without charge, an additional copy of the Annual Report upon request made to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111,
Attn: MBL VARIABLE CONTRACT ACCOUNT-2, telephone number 1-800-435-3191.



MBL LIFE ASSURANCE CORPORATION

STATUTORY FINANCIAL STATEMENTS

As of December 31, 1997 and 1996
  and for the years then ended


MBL LIFE ASSURANCE CORPORATION

INDEX

As of December 31, 1997 and 1996 and for the years then ended

				      Page(s)

Report of Independent Accountants         2-3

Statutory Financial Statements:
  Statements of Admitted Assets,
  Liabilities and Surplus                   4

  Statements of Operations                  5

  Statements of Changes in Surplus          6

  Statements of Cash Flows                  7

Notes to Statutory Financial Statements   8-38

Supplemental Schedule:
  Schedule of Assets and Liabilities
  for the year ended December 31, 1997   39-41

Report of Independent Accountants

To the Board of Directors of
MBL Life Assurance Corporation:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of MBL LIFE ASSURANCE CORPORATION (the "Company") as of December 31, 1997 and 1996 and the related statutory statements of income, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New Jersey Department of Banking and Insurance ("statutory accounting practices"), which practices differ from generally accepted accounting principles ("GAAP"). The effects on the 1997 statutory financial statements of the variances between this basis of accounting and GAAP which have not been determined as of the date of this report, are presumed to be material. The effects on the 1996 statutory financial statements are disclosed in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of MBL Life Assurance Corporation as of December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of MBL Life Assurance Corporation as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of expressing an opinion on the statutory financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities for the year ended December 31, 1997 is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 1, on May 1, 1994 the Company assumed substantially all of the business, assets and liabilities, of Mutual Benefit Life Insurance Company in Rehabilitation and began operating under the terms and conditions of the Third Amended Plan of Rehabilitation of Mutual Benefit Life Insurance Company in Rehabilitation (the "Plan"). As further discussed in
Note 1, the Company's management in conjunction with representatives of the State of New Jersey Department of Banking and Insurance, developed the Plan, which was based on actuarial, valuation and other assumptions, and reflected management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligations. Further, as discussed in Note 14, the Superior Court of New Jersey entered an Order on January 9, 1997, effecting certain amendments to the Plan which become final and non-appealable on February 24, 1997.

					COOPERS & LYBRAND L.L.P.

Jersey City, New Jersey
February 18, 1998

MBL LIFE ASSURANCE CORPORATION

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

As of December 31, 1997 and 1996
(in thousands)

	 ADMITTED ASSETS:                       1997            1996

Bonds                                    $ 6,016,007    $ 5,619,889

Stocks:
  Preferred                                       27             27
  Common                                     164,631        162,123

Mortgage loans on real estate                185,891        379,419

Real estate owned                             40,243        208,291

Policy loans                               4,701,052      4,877,528

Other invested assets                         33,690         49,577

Short-term investments                       334,026         30,785

Cash                                          12,884         11,089

      Cash and invested assets            11,488,451     11,338,728



Investment income due and accrued            293,363        368,977

Federal income tax recoverable                 1,502         10,547

Other assets                                   9,912         22,511

      Total General Account assets        11,793,228     11,740,763

Separate Account assets:
  Industry Separate Account                2,315,982      2,221,408
  Net equity in Special Purpose
    Asset Vehicle                             67,006        140,009
  Reaffirmed Separate Accounts               295,197        262,820

      Total Separate Account assets        2,678,185      2,624,237

      Total admitted assets              $14,471,413    $14,365,000



      LIABILITIES AND SURPLUS:                1997            1996

Policy and contract liabilities:
  Life and annuity reserves              $10,462,984    $10,925,068
  Accident and health reserves                94,920        119,332
  Policyholders' funds left on deposit       122,545        131,292
  Dividends payable in following year          6,312          8,034
  Policy and contract claims                  56,265         52,308
  Other                                      292,150         47,811

		                                			     11,035,176     11,283,845

General liabilities:
  Expenses, commissions and taxes              7,459         24,518
  Asset valuation reserve                     78,770         93,295
  Interest maintenance reserve                 1,991          1,950
  Other                                      160,052        187,239

		                                       				248,272        307,002

      Total General Account liabilities   11,283,448     11,590,847

Separate account liabilities:
  Industry separate account                2,315,982      2,221,408
  Reaffirmed separate accounts               280,731        251,846
      Total Separate Account liabilities   2,596,713      2,473,254

	 Total liabilities                       13,880,161     14,064,101

Surplus:
  Common stock, par value $100 per share;
    25,000 shares authorized;
    20,000 shares issued and outstanding       2,000          2,000

Paid-in and contributed surplus               21,446         21,448
Unassigned surplus                           567,806        277,453

						                                       591,252        300,901

    Less treasury stock, at cost (7 shares)    -                 (2)

	 Total surplus                              591,252        300,899

	 Total liabilities and surplus          $14,471,413    $14,365,000

The accompanying notes are an integral part of these statutory financial statements.


STATUTORY STATEMENTS OF OPERATIONS

For the years ended December 31, 1997 and 1996
(in thousands)

					                                         1997             1996

Premiums and annuity considerations         $  213,937     $1,240,049
Considerations for supplementary contracts       5,719          9,722
Investment income, net of investment
  expenses of $54,764 and $116,611             865,472        930,697
Commissions and expense allowances on
  reinsurance ceded, net of reserve
  adjustment of $11,487 and $2,359              (7,287)            78
Amortization of interest maintenance reserve       514           (783)
Net income (loss) from operations from
  Separate Accounts statements                  10,772        (24,957)
Miscellaneous income                            13,527         17,959
       Total revenue                         1,102,654      2,172,765

Benefits paid or provided:
  Death benefits                               223,811        249,906
  Annuity benefits                              33,205         36,403
  Disability and A&H benefits                   19,979         15,443
  Surrender benefits                         1,034,059      1,105,157
  (Decrease) in policy and contract
    liabilities                               (495,243)       (37,908)
  Payments on supplementary contracts           24,914         25,280
  Other benefits                                 7,170          6,947

					                                          847,895      1,401,228

Expenses:
  Commissions on premiums and annuity
    considerations                               7,939          8,383
  Commissions and expense allowances
    on reinsurance assumed                      14,188         72,924
  General insurance expenses                    55,477         60,023
  Insurance taxes, licenses and fees             6,024          5,641
  Increase in loading, net                         (94)           193
  Net transfers from Separate Accounts        (107,185)      (110,005)
  Other expenses                                24,197         19,593
						                                             546         56,752
      Total benefits and expenses              848,441      1,457,980
      Income before dividends, taxes and
      net realized capital losses              254,213        714,785

Dividends to policyholders                     (86,801)      (641,738)
      Income after dividends and before
       taxes and net realized capital losses   167,412         73,047

Federal income tax expense                     (28,265)       (14,967)
       Income after dividends and taxes,
       before net realized capital losses      139,147         58,080

Net realized capital gains (losses),
  net of tax (benefit) of $27,128
  and ($5,054)                                 100,727        (27,224)

      Net income                            $  239,874     $   30,856

The accompanying notes are an integral part of these statutory financial statements.

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

For the years ended December 31, 1997 and 1996
(in thousands)

                                         Paid-in
				                                     and Con-  Un-        Trea-
					                             Common tributed  assigned   sury   Total
					                             Stock  Surplus   Surplus    Stock  Surplus
Balance, beginning of  year -
  January 1, 1996                 2,000  $ 21,448  $ 108,753  $(2)   $132,199
Net income                                            30,856           30,856
Change in net unrealized capital
   gains                                              82,972           82,972
Change in non-admitted assets                          5,127            5,127
Change in asset valuation reserve                     58,005           58,005
Change in net equity in Special
  Purpose Asset Vehicle (after
    funds transferred to the
    General Account below)                          (208,874)        (208,874)
Funds transferred to Industry
  Separate Accounts                                   (1,508)          (1,508)
Funds received from Special
  Purpose Asset Vehicle                              210,116          210,116
Current year's Federal income
  tax benefit not affecting
  operations                                            (375)            (375)
Other                                                 (7,619)          (7,619)


  Balance, end of year -
    December 31, 1996              2,000    21,448   277,453     (2)  300,899

Net income                                           239,874          239,874
Change in net unrealized capital
   gains                                                 (72)             (72)
Change in non-admitted assets                          2,788            2,788
Change in asset valuation reserve                     14,525           14,525
Change in net equity in Special
  Purpose Asset Vehicle (after
  funds transferred to the General
  Account below)                                     (80,243)         (80,243)
Funds transferred to Industry
  Separate Account                                   (14,715)         (14,715)
Funds received from Special
  Purpose Asset Vehicle                               80,204           80,204
Current year's Federal income tax
  benefit not affecting operations                       (78)             (78)
Settlement Agreement                                  31,837           31,837
Distribution from Liquidating
   Trust                                              14,641           14,641
Other                                           (2)    1,592     2      1,592

  Balance, end of year -
    December 31, 1997              $ 2,000 $ 21,446 $567,806   $ 0  $ 591,252



The accompanying notes are an intergral part of these statutory financial statements.

STATUTORY STATEMENT OF CASH FLOWS

For the years ended December 31, 1997 and 1996
(in thousands)

						                                           1997                1996

Cash flows from operating activities:
  Premiums and annuity considerations         $   215,755       $ 1,241,753
  Considerations for supplementary contracts        5,719             9,721
  Net investment income                           942,225           947,519
  Miscellaneous income                              5,897            18,484
  Benefits paid to policyholders               (1,111,614)       (1,432,037)
  Commissions and operating expenses paid         (91,330)         (142,514)
  Dividends paid to policyholders                 (88,522)         (640,267)
  Federal income taxes paid                       (40,300)           (4,672)
  Net transfer from Separate Accounts              93,726           113,661
  Other cash provided                               1,606            28,667

     Net cash provided by (used in)
       operating activities                       (66,838)          140,315


Cash flows from investing activities:
  Proceeds from sales, maturities and
    repayments of bonds and stocks              1,681,746         1,672,733
  Proceeds from sales of real estate              285,907           237,219
  Proceeds from sales and repayments of
    other invested assets                          22,697            40,262
  Repayments of mortgage loans                    190,407           915,133
  Purchase of bonds and stocks                 (2,069,876)       (3,146,529)
  Purchase of real estate                         (12,755)          (15,118)
  Purchase of other invested assets                (1,220)          (22,017)
  Funding of mortgage loans                             0           (93,929)
  Cash transferred from Special Purpose
    Asset Vehicle                                  80,204           210,116
  Tax on capital gains                                  0            (7,618)
  Net decrease in policy loans                    176,476            83,594
  Other cash provided (used)                       18,288           (21,813)

     Net cash provided by (used in)
       investing activities                       371,874          (147,967)

     Net increase (decrease) in cash              305,036            (7,652)

Cash and short-term investments,
  beginning of year                                41,874            49,526

Cash and short-term investments, end of year  $   346,910       $    41,874

The accompanying notes are an integral part of these statutory financial statements.


NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 1997

1.  Organization and Rehabilitation of Mutual Benefit Life Insurance
    Company

Organization

MBL Life Assurance Corporation ("MBL Life" or the "Company") is a New Jersey domiciled stock life insurance company licensed in each of the fifty states and the District of Columbia. Prior to May 1, 1994, MBL Life was a wholly owned subsidiary of The Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"). As discussed below, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 under the terms of the Agreement of Assumption and Reinsurance.

Rehabilitation of Mutual Benefit Life
On July 16, 1991, the Superior Court of New Jersey (the "Court") entered an Order (the "Order") appointing the New Jersey
Commissioner of Banking and Insurance (the "Commissioner") as the Rehabilitator of Mutual Benefit Life.

The Commissioner was empowered by the Order to take such steps as deemed appropriate to remove the cause and conditions that made rehabilitation necessary. The initial Plan of Rehabilitation was filed with the Court on August 3, 1992. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation (the "Plan") with the Court. On August 12, 1993, the Court approved the Plan with certain modifications. Subsequently, two amendments to the Plan were filed and on November 10, 1993, the Court entered an Order of Confirmation provided certain further modifications to the Plan were made. The Court entered an order approving the modified plan on January 28, 1994 which provided for the implementation of the Plan on April 29, 1994 (the effective date of which is deemed to be May 1, 1994, the "Plan Implementation Date"), to extend through December 31, 1999. The Plan is based on actuarial, valuation and other assumptions and reflects management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligation. In view of the operating environment and circumstances under which the Company operates, there is significant uncertainty inherent in the assumptions made by management, and as such, the actual results may differ materially from management's estimates.

On January 9, 1997 the court approved a Settlement Agreement that amended certain aspects of the Plan (see Note 14).

Under the terms of the Plan, the assets and liabilities of Mutual Benefit Life were allocated to a number of distinct entities as described below:

Mutual Benefit Life's insurance and annuity contracts were restructured or reaffirmed and transferred to MBL Life under the terms of the Agreement of Assumption and Reinsurance, along with certain other liabilities and assets necessary to fund such liabilities. A majority of the insurance and annuity contracts which were restructured and reaffirmed according to the Plan were guaranteed as to account values and stated interest rates by various State Insurance Guaranty Associations, collectively referred to as the Participating Guaranty Associations.

Those contract liabilities deemed not to be covered by the Participating Guaranty Associations were restructured and segregated into a separate account (the "Industry Separate
Account"). These liabilities were guaranteed by a consortium of insurance companies (the "Industry Reinsurers").

Assets and liabilities which were not transferred to MBL Life are held in a liquidating trust, of which the Commissioner is the sole Trustee. These assets and liabilities are not included in the accompanying statutory financial statements. The residual value, if any, in the Liquidating Trust after settlement of all liabilities, will be distributed to MBL Life, the beneficiary of the Trust (see Note 3).

The assets not retained in the Liquidating Trust were allocated to MBL Life's General Account ("General Account") and the
Industry Separate Account in proportion to the liabilities assumed by each entity. This allocation generally resulted in the assuming entities receiving assets with similar characteristics and proportionate estimated fair values. In addition, the General Account and the Industry Separate Account each received a proportionate share of a Special Purpose Asset Vehicle (the "SPAV") separate account. The SPAV was created under the terms of the Plan and includes assets which could not be allocated between the two entities in their entirety because of their large size or other special characteristics (see Note 4).

In addition to the establishment of the entities discussed above, the Plan also provided numerous other terms and conditions which affected policyholders, contractholders, creditors and other parties. The more significant of these terms and conditions include:

A majority of policyholder liabilities were restructured based upon estimates of the value and expected yield of the assets owned by Mutual Benefit Life at the time the Plan was submitted to the Court. Such restructuring generally resulted in the value of such liabilities as of July 16, 1991 being retained, however, future interest rates were tied to expected asset yields with only minimum interest rates guaranteed. In addition, restrictions were placed on policyholder accessibility of guaranteed values including the imposition of early withdrawal charges through December 31, 1999, the end of the Rehabilitation Period (see Notes 13 and 14).

The Plan provided an option allowing Mutual Benefit Life policyholders, annuitants and pension contract participants to withdraw ("opt-out") their account values prior to the Plan closing at substantial discounts from such values. Approximately $103.7 million was paid to policyholders, annuitants and pension contract participants who elected to opt-out as of May 1, 1994.

Pursuant to the terms of the Plan, the ownership of the stock of MBL Life was transferred to a Stock Trust, of which the Commissioner is the sole Trustee. The beneficiaries of this Stock Trust consist of the holders of general unsecured claims as defined in the Plan (see Note 14 for certain amendments as a result of a Settlement Agreement).

The Plan provided policyholders whose contracts were originally issued by MBL Life with an option to withdraw, without penalty, their account values as of the Plan Implementation Date. Actual withdrawals amounted to $8.3 million.

Separate Account contract liabilities, and related assets, which existed prior to the Plan implementation date, were considered "reaffirmed contracts" pursuant to the terms of the Plan and were not affected by the implementation of the Plan. These contracts consist primarily of individual and group variable annuities.

On September 15, 1997, the Board of Directors of MBL Life announced that it had engaged an investment banking firm to assist in exploring a possible sale of the Company before the end of the Rehabilitation Period.


2.  Significant Accounting Policies

Basis of Presentation
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the State of New Jersey Department of Banking and Insurance (the "Department") ("statutory accounting practices"). Prescribed statutory accounting practices are those practices included in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed that have been approved by the Department. In order to account for those transactions which were uniquely related to the implementation of the Plan, MBL Life received written approval from the Department for a number of accounting practices which differed from or were ambiguous to the prescribed statutory accounting practices. The effects on surplus related to those permitted accounting practices have not been determined.

Statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The effects on the 1997 statutory financial statements of the variances between statutory accounting practices and GAAP which have not yet been determined, are presumed to be material. The effects on the 1996 statutory financial statements of the variances between statutory accounting practices and GAAP are an increase in GAAP shareholders' equity of approximately $351 million. The accompanying statutory financial statements do not purport to represent the estimated fair value of the information presented therein. Significant accounting policies, permitted statutory accounting practices and the manner that such policies and practices differ from GAAP for stock life insurance companies, applied in preparing the statutory financial statements follow.

Certain prior year amounts have been reclassified to conform with current year presentation.

Carrying Amounts of Assets and Liabilities
Under the Company's permitted accounting practices, the carrying amount of assets transferred to MBL Life from Mutual Benefit Life pursuant to the Plan was based upon the carrying amounts of such assets as reflected in Mutual Benefit Life's accounting records immediately prior to the transfer.

In addition, liabilities, other than those retained in the Liquidating Trust and Policy and Contractholder Reserves restructured pursuant to the Plan, were transferred at historical carrying amounts of such liabilities as reflected in Mutual Benefit Life's accounting records prior to the transfer.

Investments
Bonds and Stocks
Bonds qualifying for amortization based upon their classification by the NAIC Securities Valuation Office ("SVO") are stated at amortized cost; all other bonds are stated at values prescribed by the SVO. Under GAAP, only those bonds classified by MBL Life as held-to-maturity would be carried at amortized cost. Bonds classified as available for sale or trading would be carried at their estimated fair value. Unaffiliated preferred stocks in good standing are carried at cost. Unaffiliated preferred stocks not in good standing are stated at the lower of cost or estimated fair value; unaffiliated common stocks are carried at estimated fair value. Under GAAP, unaffiliated preferred and common stock would be carried at estimated fair value.

Investments in subsidiaries are stated at MBL Life's equity in the subsidiaries' net assets and are included in stocks. Under GAAP, the assets and liabilities and revenues and expenses of the majority owned subsidiaries would be consolidated with those of MBL Life.

Short-term investments generally maturing within one year, are carried at amortized cost which approximates estimated fair value.

Realized gains or losses from the sale of bonds and stocks are determined on the basis of specific identification.

Derivative Investments
Under the Company's permitted accounting practices, the Company has taken positions in certain derivative financial instruments to mitigate the impact future changes in market value may have on unrealized gains contained in the Company's common stock portfolio. The Company employed a hedging strategy using a "collar" structured with the purchase of S&P 500 index "put" options and the sale of S&P 500 index "call" options.

The derivative financial instruments are valued consistently with the hedged items and valuation adjustments are reported as part of surplus. Hedges of items carried at market value are valued at market value. Under GAAP, these financial instruments would not qualify for special accounting as hedges.

Mortgage Loans on Real Estate
Under the Company's permitted accounting practices, all commercial mortgage loans not included in the pool of mortgage loans to be sold in a "bulk sale" during the first quarter of 1998, are carried at the lower of their individual unpaid principal balance or discounted net recoverable amount based upon ten year cash flows plus an eleventh year reversion at estimated sales value.

With the exception of the mortgage loans which are not being disposed of as part of the "bulk sale", the valuation reserve held on the pool of mortgage loans is that which is necessary to report the mortgage loans at the estimated net realizable value to be derived from the sale (see Note 4).

As of December 31, 1996, the Company also established a portfolio carrying value reserve for its mortgage loan portfolio in light of the inherent credit risks associated with such a portfolio. The mortgage portfolio reserve was approximately 2-4% of the mortgage portfolio's statutory carrying value at December 31, 1996. The total valuation reserves established for 1997 and 1996 approximated that which would be required under GAAP.

Real Estate Owned
Home office real estate is stated at depreciated cost with depreciation calculated using the straight-line basis. Real estate acquired in satisfaction of debt, which is presumed to be held for sale, is valued at the lower of the recorded investment in the loan or estimated fair value based upon discounted cash flow analyses at the date of foreclosure. Subsequent to its initial valuation, such real estate is stated at the lower of depreciated cost or estimated fair value by establishing a valuation allowance for any differences between estimated fair value and depreciated cost where the estimated fair value is lower. Under GAAP, foreclosed properties are recorded at the estimated fair value of the property at the date of foreclosure and are depreciated from the date of foreclosure until such time as the Company determines that the property will be sold and has commenced marketing efforts. At such time, the property is carried at the lower of depreciated value or estimated fair value based on discounted cash flow analysis.

Policy Loans
Policy loans are stated at current unpaid principal balances and are not in excess of cash surrender values.

Other Invested Assets
Other invested assets consist primarily of investments in joint ventures and partnerships. Real estate joint ventures are reported based on the equity method of accounting. Investments in non-real estate partnerships are generally carried at cost, adjusted for any unrealized gains or losses attributable to partnership investments for which quoted market values are available.

Certain Mutual Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not carried over to MBL Life because MBL Life is not a party to such guarantees. Pursuant to the terms and conditions of the Plan, these guarantees were not assumed by MBL Life (see Note 12). Negative carrying values of the equity in these joint ventures resulting from the industrial revenue bond guarantees as reflected in Mutual Benefit Life's books prior to May 1, 1994 were reversed.

Other Assets and Other Liabilities
The accompanying statutory financial statements contain amounts due to and due from the Industry Separate Account for transactions handled by the General Account on its behalf. As of December 31, 1997 and 1996 the net amounts due to the Industry Separate Account approximate $14.1 million and $18.0 million, respectively.

Investment Valuation Reserves
Mandatory reserves have been established for General Account investments in accordance with guidelines prescribed by insurance regulatory authorities. Such reserves consist of an Asset Valuation Reserve (AVR) for all General Account invested assets (including the General Account's proportionate share of the invested assets held in the SPAV), and an Interest Maintenance Reserve (IMR), which defers General Account realized capital gains and losses (including the General Account's proportionate share of realized gains and losses incurred by the
SPAV) (net of tax) attributable to interest rate fluctuations on fixed income investments and recognizes them over the estimated remaining duration of the investments sold.

The AVR as of December 31, 1997 and 1996 for the General Account was calculated using the prescribed formula. Under the Company's permitted accounting practices, the opening balance utilized in calculating the 1994 AVR was that of MBL Life's December 31, 1993 AVR which was adjusted, to the extent possible, for the appropriate realized and unrealized gains and losses incurred in the General Account (including the General Account's proportionate share of appropriate realized and unrealized gains and losses in the SPAV) subsequent to May 1, 1994 and by MBL Life prior to May 1, 1994. The current year's contribution to the AVR was based on the General Account assets at December 31, 1997 (including the General Account's proportionate share of assets held in the SPAV).

The IMR as of December 31, 1997 and 1996 was calculated, using the prescribed formula, based upon the interest rate related gains and losses of the General Account (including its proportionate share of such gains and losses in the SPAV).

Under GAAP, AVR and IMR reserves are not established. MBL Life also established voluntary investment valuation reserves for certain General Account invested assets. Changes to the AVR and voluntary investment reserves will be reported as direct additions to or deductions from surplus. Transfers to the IMR will be deducted from realized capital gains.

Non-Admitted Assets
Certain assets, principally furniture and equipment, leasehold improvements, prepaid pension costs, certain due and accrued interest on delinquent mortgage loans, accident and health insurance premiums past due and agents' debit balances are designated as "non-admitted" and are not included in the statutory balance sheets. Under GAAP, these assets would be included in the balance sheet, net of applicable depreciation, amortization and valuation reserves.

Policy and contract reserves
Reserves for restructured life insurance policies (universal life plans) and reaffirmed contracts amounted to $10.5 billion and $10.9 billion at December 31, 1997 and 1996, respectively and are comprised as follows:

Policyholder Reserves for Mutual Benefit Life traditional and adjustable life policies that have been restructured as Universal Life Insurance policies pursuant to the terms and conditions of the Plan, amounted to $2.3 billion for 1997 and 1996. Under the Company's permitted accounting practices, these reserves are carried at account value (without reduction for moratorium charge), plus an excess interest reserve based on any future guaranteed interest in excess of the 1994 valuation rate. The basis for the opening July 16, 1991 (restructured date) restructured account value for restructured policies was the statutory life insurance reserve on Mutual Benefit Life's accounting records for such policies. Under GAAP, life insurance reserves for universal life plans are equal to policy account or contract values.

Reserves for Corporate Owned Life Insurance ("COLI") policies amounted to $4.7 billion and $5.1 billion at December 31, 1997
and 1996, respectively.   Reserves for such policies are
generally computed under the Commissioners' Reserve Valuation Method, using the Commissioner's 1980 Standard Ordinary Mortality Table for individual policies and the Commissioner's 1958 Standard Ordinary Mortality Table for group policies, and assuming interest rates ranging from 4.5% to 6.0%. Under GAAP, such reserves are equal to contract value.

In December 1997, the Company was notified of the intention of a COLI policyholder to surrender their contract with a liability in the amount of $220 million related to this settlement which was transferred from Life and Annuity Reserves and is included in Other Policy and Contract Liabilities. Full payment was made in January 1998.

Reserves for annuity contracts in the General Account amounted to approximately $3.4 billion at December 31, 1997 and 1996.
For those annuity contracts which were restructured pursuant to the Plan, reserves are based on crediting rates of 5.1% in 1997 and 1996. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of the applicable valuation rate. For those contracts not restructured pursuant to the Plan, reserves are based on crediting rates ranging from 2.25% to 11.0%. Under GAAP, reserves for annuity contracts are generally equal to contract fund balances.

Policyholder reserves for Mutual Benefit Life policies that were reaffirmed, pursuant to the terms of the Plan amounted to approximately $42.0 million and $44.4 million at December 31, 1997 and 1996, respectively and consisted primarily of $24.6 million and $26.7 million in each year, respectively, for individual supplementary contracts involving life contingencies (SCILC). The individual SCILC reserves are calculated using the 1971 and 1983 Individual Annuity Mortality Tables and Annuitants' 1949 Table, assuming interest rates of 3.5% to 8.75%. Under GAAP, individual SCILC reserves are calculated using the Company's actual experience assuming the same interest rates.

Reserves relating to guaranteed investment contracts and other deposit-type contracts amounted to $28.4 million and $33.0 million at December 31, 1997 and 1996, respectively. These reserves are equal to contract values.

Reserves for individual and group accident and health policies amounted to $94.9 million and $119.3 million at December 31, 1997 and 1996, respectively, and are comprised as follows:

Active life reserves for individual accident and health contracts, amounting to $34.5 million and $34.1 million at December 31, 1997 and 1996, respectively, include unearned premium reserves computed on a pro rata basis and additional reserves based on the 1964 Commissioners' Disability Table, combined with the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at interest rates ranging from 3.5% to 5.0%. Under GAAP, such reserves would be accrued as GAAP premium is recognized.

Reserves for individual disabled lives, $58.4 million and $83.1 million at December 31, 1997 and 1996, respectively, are calculated principally using the 1964 Commissioners' Disability Table at 3.5% interest and the 1985 Commissioners' Individual Disability Table at 4.5% and 5.0% interest. Under GAAP, such reserves would be accrued as GAAP premium is recognized, representing the present value of future benefits to be paid to policyholders, less the present value of future net premiums.

Reserves for group accident and health contracts amounting to $2.0 million and $2.1 million at December 31, 1997 and 1996, respectively.

Reserves for annuity contracts in the Industry Separate Account amounted to approximately $2.1 billion and $2.0 billion at December 31, 1997 and 1996, respectively. Reserves for those annuity contracts which were restructured pursuant to the Plan are based on crediting rates ranging from 6.35% to 9.75% in 1997 and 5.25% to 9.25% in 1996, respectively. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of applicable valuation rate. Under GAAP, reserves for these annuity contracts are generally equal to fund balance.

Pension, Post-retirement and Post-employment Benefits
The Company has several employee benefit plans in effect that provide for pension, post-retirement and post-employment benefits (see Note 9).

MBL Life recognizes defined benefit pension plan costs based on the annual amounts contributed to the plan. Under GAAP, pension costs are accounted for in accordance with SFAS No. 87, Employers' Accounting for Pensions.

MBL Life accounts for the costs of its retirees' post-retirement healthcare and life insurance benefits plans using the statutory method which accrues for retirees and fully eligible employees only. Under GAAP, the post-retirement liability would include an accrual for current employees who are not currently eligible to receive post-retirement benefits, but are expected to become eligible for these benefits, in addition to retirees and fully eligible or vested employees.

The Company provides certain post-employment benefits which are expensed as incurred and other benefits that are provided for currently. Under GAAP, post-employment benefits are accounted for in accordance with SFAS No. 112, Employers' Accounting for Postemployment Benefits.

General Other Liabilities
Without giving regard to the validity of the claims or the Settlement Agreement with the Class Four Creditors (see Note
14), the statutory statement of admitted assets, liabilities and surplus at December 31, 1996 included an amount then estimated to equal the potential liability of MBL Life of certain Class 1 claims as established by the Order of the Superior Court.

The Settlement Agreement fixed the amount of this Class 1 claim at $26 million versus the $58 million which was the accrued amount at December 31, 1996. The Settlement Agreement stipulated that the Company would make a payment of $26 million and the remaining $32 million would result in a one time gain to the Company. MBL Life agreed to pay certain professional fees incurred by the parties to the Settlement Agreement. The Company accounted for this transaction as a direct increase in unassigned surplus in 1997.

Under GAAP, the inclusion of these liabilities would be determined by the applicable requirements of SFAS No. 5, Accounting for Contingencies and the one time gain to the Company would be reported as Other Income.

Industry Separate Account
Pursuant to the terms of the Plan of Operations of the Industry Separate Account, as approved by the Department, a liability has been established within the Industry Separate Account representing the excess of the carrying value of the assets of the Industry Separate Account over its liabilities. A receivable from or payable to the Industry Reinsurers will be established depending if statutory liabilities exceed statutory assets of the account in the future. This amount will be adjusted throughout the Rehabilitation Period with final payments being made in accordance with the Participation and Reinsurance Agreement which is part of the Plan.

Under the Company's permitted accounting practices, the Industry Separate Account assets are reflected in the December 31, 1997 and 1996 statutory statements of admitted assets, liabilities and surplus with all other separate account assets and separate account liabilities, respectively, as a one line item. The accounting practices of the Industry Separate Account are the same as corresponding accounting practices of the General Account. The Industry Separate Account has not established an AVR nor an IMR.

Special Purpose Asset Vehicle
Under the Company's permitted accounting practices, the General Account's net equity in the SPAV is reflected in the December 31, 1997 and 1996 statutory assets with all other separate account assets. Funds transferred from the SPAV ($80 million in 1997 and $210 million in 1996) represent the General Account's proportionate share of the distribution of cash flows from the assets maintained in the SPAV. The accounting practices for this separate account are the same as the corresponding practices for the General Account. The General Account's proportionate share of the assets in this separate account are included in the calculation of the General Account's AVR and IMR, as necessary (see Note 4). The General Account's proportionate share of the net gain or loss from operations of the SPAV are included in the accompanying statutory statements of operations.

Reaffirmed Separate Accounts
Assets held in separate accounts which were reaffirmed pursuant to the terms of the Plan are carried at market value. They are reflected in the December 31, 1997 and 1996 statutory statements of admitted assets, liabilities and surplus with all other separate account assets. The liabilities of each of these separate accounts are reported at participants' corresponding equity in the accounts and shown with all other separate account liabilities in the accompanying statutory statements of admitted assets, liabilities and surplus. These liabilities are considered to be reported at estimated fair value. The net gain or loss from operations of the Reaffirmed Separate Accounts are included in the accompanying statutory statements of operations.

The Reaffirmed Separate Accounts are pooled investment funds in which investment income and gains or losses accrue directly to account participants. The assets of these accounts are segregated from and are not subject to the claims which may arise out of any other business of MBL Life. The underlying investment risks are assumed by the account participants.

Acquisition Costs
In accordance with statutory accounting practices, commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, the costs of acquiring new business that vary with and are directly related to the production of new or renewal business would be deferred to the extent such costs are deemed recoverable and amortized over the estimated duration of the underlying policies or contracts.

Revenue Recognition
Premium revenues for universal life and investment-type products are recognized in income when due. Premiums are credited to account funds and the cost of insurance is charged against account values. Under GAAP, premiums are reported as deposits to policyholders account balances.

Net realized investment gains and losses, less applicable income taxes and amounts resulting from changes in interest rates which have been deferred and charged or credited to the IMR are reported in the accompanying statutory statements of operations and are determined using the specific identification method.

Income Taxes
The provision for Federal income taxes is based on net gain from operations after adjusting for certain income and expense items, principally differences in statutory and tax reserves, accrual of discount on bonds and specified policy acquisition expenses. In accordance with statutory accounting practices, no provision has been made for deferred income taxes, to account for the tax effects of temporary differences between the tax and book basis of assets and liabilities. Under GAAP, such a provision would be made.

Statements of Cash Flows
The statements of cash flows are presented in accordance with guidelines established by the NAIC rather than in accordance with GAAP. For purposes of the statements of cash flows, MBL Life considers all highly liquid investments with a maturity of one year or less to be short-term investments.

Use of Estimates
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions which affect the reporting of assets and liabilities and disclosure of contingent liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Appropriate disclosures regarding the use of estimates have been made throughout these statutory financial statements.


3.  Unconsolidated Subsidiaries and Other Affiliates

MBL Life's subsidiary operations primarily include real estate investment management, brokerage activities and other investment management and advisory services. At December 31, 1997 and 1996, MBL Life's investment in the net equity of such unconsolidated subsidiaries, including those carried in the SPAV, amounted to approximately $15 million and $14 million, respectively. MBL Life incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities.

MBL Life's net equity in joint ventures and other partnerships, principally real estate and venture capital, including those transferred to the Industry Separate Account and the SPAV, was approximately $86 and $149 million at December 31, 1997 and 1996, respectively. At December 31, 1996 MBL Life had outstanding mortgage loans with several of its real estate joint ventures, the carrying value of which was approximately $78 million. During 1997 these loans were either paid off or otherwise disposed of as the Company's investments in these real estate joint ventures were liquidated.

The carrying value of MBL Life's investment in the largest project was approximately 38% and 33% of the SPAV assets at December 31, 1997 and 1996, respectively. In addition, at December 31, 1996 residential mortgage loans with a carrying value of approximately 20% of the SPAV assets had been issued to purchasers of units in this largest project. These loans were sold during 1997 (see Note 4).

During 1996, a home improvement retailer in which the Company had a controlling interest, filed for bankruptcy protection under Chapter 11, which resulted in MBL Life's investment being written off. Also during 1996, the Company sold its investment in a children's clothing operation. The net gain to the SPAV during 1996 relating to these two assets was $19.8 million.

The Company monitors and adjusts the carrying value of the SPAV assets based upon the disposition plan of the individual assets in the SPAV.

In November 1997, the Commissioner in her capacity as Trustee of the Liquidating Trust, approved a distribution from the Trust to MBL Life of $20 million. This distribution was shared proportionately between the General Account (approximately $15 million) and the Industry Separate Account (approximately $5 million). The amount of any residual value available for future distribution to the beneficiary of the Trust cannot currently be determined.

4.  Investments

Net investment income for the years ended December 31, 1997 and
1996 was derived from the following sources (in
thousands):
				                                   1997           1996

    Bonds                         $ 397,118      $   330,670
    Stocks:
      Preferred                       -                    4
      Common                          3,847            6,664
    Mortgage loans on real estate    29,996           82,499
    Real estate owned                40,906          104,172
    Policy loans                    423,208          513,114
    Other invested assets            16,865            3,048
    Short term investments            7,180            2,914
    Other                             1,116            4,223
	 Total investment income           920,236        1,047,308

    Investment expenses             (54,764)        (116,611)

	 Net investment income           $ 865,472      $   930,697


Bonds
The amortized cost, gross unrealized gains and losses and NAIC market values of bonds by category, as of December 31, 1997 and 1996, are shown below (in thousands).

                             				             December 31, 1997   NAIC
				                               Amortized   Gross Unrealized   Market
				                               Cost        Gains     Losses   Value
U.S. Treasury securities and
  obligations of U.S. Government
  agencies                          $   36,938  $   357   $  -     $   37,295
Foreign governments                    126,790    1,693    1,000      127,483
Corporate securities                 5,560,862   25,591      594    5,585,859
Mortgage-backed securities             291,417      -         -       291,417

	  Total                            $6,016,007  $27,641   $1,594   $6,042,054


                                         							December 31, 1996   NAIC
					                               Amortized   Gross Unrealized    Market
					                               Cost        Gains     Losses    Value
U.S. Treasury securities and
  obligations of U.S. Government
  agencies                          $  511,384  $    514  $  83     $  511,815
Foreign governments                     99,617     2,384     -         102,001
Corporate securities                 4,705,137    21,673    533      4,726,277
Mortgage-backed securities             303,751       -       -         303,751

	Total                              $5,619,889  $ 24,571  $ 616     $5,643,844


The amortized cost and NAIC market value of bonds, at December 31, 1997, respectively, by contractual maturity are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

					                                   December 31, 1997
					                                     (in thousands)
					                                    Amortized      NAIC
					                                    Cost        Market Value
Due in one year or less                 $  206,662     $   207,370
Due after one year through five years    5,481,986       5,507,250
Due after five years through ten years      13,992          13,849
Due after ten years                         21,950          22,168
		                                   			 5,724,590       5,750,637

Mortgage-backed securities                 291,417         291,417

	    Total                              $6,016,007     $ 6,042,054

Proceeds from sales of investments in debt securities during 1997 and 1996 were $1.2 billion and $1.3 billion, respectively. Gross gains of $2.7 and $11.7 million and gross losses of $3.8 million and $6.4 million were realized on those sales in 1997 and 1996, respectively.

Stocks
The statement values, which also represent fair values, and the cost of preferred and common stocks as of December 31, 1997 and 1996, are shown below (in thousands):

						                                          December 31,
                             					      1997                   1996
						                                      NAIC                    NAIC
						                                      Statement               Statement
					                               Cost    Value         Cost      Value
Preferred stocks:
  Industrial and miscellaneous    $     27  $     27      $     27   $     27

Common stocks:
  Public Utilities                     750     2,509           990      3,208
  Banks, thrifts and insurance
      companies                        436     3,801           610      2,904
  Industrial and miscellaneous     112,919   156,708       111,867    141,813
  Unconsolidated subsidiaries        6,101    15,072         5,754     14,198
  Derivative instruments                 0   (13,459)            0          0
				                               120,206   164,631       119,221    162,123

		Total stocks                    $120,233  $164,658      $119,248   $162,150


Gross unrealized investment gains on preferred and common stocks totaled $57.9 million and $43.7 million and gross unrealized investment losses totaled $0 and $.8 million at December 31, 1997 and 1996, respectively. Gross unrealized investment gains on the derivative investments amounted to $1.5 million and the gross unrealized investment losses amounted to $15.0 million at December 31, 1997.

Proceeds from sales of preferred and common stocks during 1997 and 1996 were $459.0 million and $398.8 million, respectively. Gross gains of $19.1 million and $21.1 million and gross losses of $875,000 and $1.7 million were realized on those sales in 1997 and 1996, respectively.

Mortgage Loans on Real Estate
As of December 31, 1997 and 1996, the carrying value of mortgage loan investments in the General Account was $185.9 million and $379.4 million, respectively. The carrying value is at admitted asset value, therefore the effects of any valuation allowances, either individually or in the aggregate, have been reflected in the accompanying statutory financial statements.

Mortgage loans are collateralized by properties located throughout the United States. The states with the highest concentrations as a percentage of carrying value at December 31, 1997 and 1996 were:

			                     Concentration %
			                      December 31,
                     			1997      1996
  State
  California             8%        12%
  Florida                7%        12%
  Texas                 14%        10%
  Georgia               <5%        10%
  Michigan              <5%         7%
  Virginia              12%         7%
  Pennsylvania           9%        <5%
  District of Columbia   9%        <5%
  Alabama                7%        <5%


The remaining carrying value is geographically disbursed throughout the country with no individual state concentration exceeding 5%.

As of December 31, 1997 and 1996, the underlying collateral of the mortgage loan investments as a percentage of total mortgages were diversified as follows:

                     			   1997      1996

    Office buildings       45%        34%
    Retail                 17%        14%
    Apartment buildings    15%        30%
    Industrial             11%        11%
    Other                  12%        11%
                     			  100%       100%

In October 1997, the Commissioner and the Board of Directors authorized the Company to arrange for a bulk sale of mortgage loans. The pool which was put together amounts to substantially all of the General Account's mortgage loan portfolio which remained on the Company's books at December 31, 1997. The transaction is anticipated to close in the first quarter of 1998.

During 1996, the General Account sold in four separate transactions, mortgage loans with a principal balance of approximately $635 million which Mutual Benefit Life had originated, including $40 million held in the Industry Separate
Account. These transactions resulted in a pre-tax loss to the General Account of $39.6 million and a pre-tax gain of $.3 million to the Industry Separate Account for 1996.

A securitization of commercial mortgage loans with a principal balance of approximately $128 million was completed effective May 21, 1996. These mortgage loans were sold to a depositor under an agreement which contained certain recourse and cure provisions. The General Account would be required to repurchase individual mortgage loans based on the discovery of a material defect in a Trustee Mortgage File not cured within 90 days or a material breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans, and indemnify the depositor and the underwriter for securities law violations based upon an untrue statement of material fact or omission of a material fact by MBL Life in connection with certain information in the prospectus and certain materials delivered to the depositor in relation to the transaction.

The second transaction was a bulk sale of commercial mortgage loans with a principal balance of approximately $119 million sold effective in June 1996. These mortgage loans were sold to investors under an agreement which contained certain recourse or cure provisions. The General Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The third transaction was a portfolio sale of residential mortgage loans with a principal balance of approximately $28 million, including $7 million held in the Industry Separate Account sold effective November 20, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The fourth transaction was a sale of the Company's farm mortgage loan portfolio with a principal balance of approximately $360 million, including $33 million held in the Industry Separate Account sold effective December 10, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

Through December 31, 1997 no payments have been made under the terms of these agreements by either the General Account or Industry Separate Account.

The sale of the mortgage loans held in the Industry Separate
Account in 1996 was the full responsibility of the Industry
Separate Account. The General Account has no future potential for monetary investment or support.

Policy Loans
Policy loans consist of outstanding loans issued to holders of COLI contracts and universal life contracts. Interest charged on the COLI loans is adjustable and determined periodically based on published market interest rates. The carrying value of the COLI loans was approximately $4.4 billion and $4.5 billion as of December 31, 1997 and 1996, respectively. The carrying value of universal life policy loans as of December 31, 1997 and 1996 was approximately $347 million and $396 million, respectively.

Assets on Deposit
As of December 31, 1997 and 1996, MBL Life had securities with a carrying value of $5.4 and $5.5 million, respectively on deposit with regulatory agencies. The securities on deposit are reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as follows:

		                   December 31,
            		    1997          1996

    Bonds       $ 3.3 million   $3.4 million
    SPAV          2.1 million    2.1 million

Special Purpose Asset Vehicle
The following is a summary of the carrying values of the net assets in the SPAV (in thousands):

                                 					     December 31,
					                                      1997        1996

    Bonds                              $  13,071    $  17,559
    Stocks:
      Preferred                              -          1,500
      Common                              27,975       31,025
    Mortgage loans on real estate            -         38,951
    Real estate owned                      3,554          215
    Other invested assets                 47,880       88,969
    Investment income due and accrued        158          264
    Other assets                             381       12,782
    Liabilities                           (1,483)         -
                            				       $  91,536    $ 191,265


    Net equity of SPAV:
      Included in General Account      $  67,006    $ 140,009
      Included in Industry Separate
       	 Account                          24,530       51,256
				                                   $  91,536    $ 191,265

In March 1997, the SPAV sold residential mortgage loans with a principal balance of approximately $43 million which Mutual Benefit Life had originated. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The SPAV would be required to repurchase these mortgage loans in the event of a material breach of certain representations or warranties with respect to an asset. This transaction resulted in a pre-tax loss to the SPAV of $4.8 million.

5.  Investment Contract Liabilities

Investment contracts represent policies or contracts that do not incorporate significant insurance risk. Included in reserves for life and annuity contracts are amounts classified as investment contracts. The carrying value of such investment contracts was approximately $3.1 billion as of December 31, 1997 and 1996.

Policyholder funds left on deposit, which are classified as investment contracts, had a carrying value of approximately
$120.7 million and $129.4 million as of December 31, 1997 and 1996, respectively.

6.  Fair Value Information

The estimated fair value amounts of financial instruments included herein have been determined by MBL Life using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The estimates presented herein are not necessarily indicative of the amounts MBL Life could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table discloses the fair value of financial instruments included in the General Account. For financial instruments not discussed below, the carrying amount is a reasonable estimate of fair value.

				                               December 31, 1997      December 31, 1996
                              				 (in thousands)         (in thousands)
				                               Carrying   Estimated   Carrying   Estimated
                             				  Value      Fair Value  Value      Fair Value
Assets:
  Bonds                            $6,016,007 $6,074,334  $5,619,889 $5,670,809
  Stocks                              164,658    164,680     162,150    162,154
  Mortgage loans on real estate        185,891    186,201     379,419   380,821
  Financial instruments included
    in SPAV (General Account's
    Share)                             30,046     30,136      65,175     68,950


Liabilities:
Investment contracts:
  Life and annuity contracts        3,082,636  3,035,389   3,082,098  2,913,511
    Policyholder funds left on
       deposit                        120,749    121,258     129,352    127,767
  Other liabilities:
    Policy and contract               292,150    292,124      47,811     47,738
    General                           160,052    159,240     187,239    185,718


The General Account's share of the net equity in the estimated fair value of the SPAV includes only those financial instruments, namely bonds, stocks and mortgage loans on real estate, that qualify for disclosure under SFAS No. 107.

Bonds
For debt securities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded securities represented approximately 99% of the carrying value and estimated fair value of the total debt securities as of December 31, 1997. For all other debt securities, estimated fair value was determined by management based on interest rates, maturity, credit quality and average life.

Stocks
The estimated fair value for unaffiliated common stocks was determined on the basis of values provided by the SVO. Estimated fair value of affiliated common stock was determined on the basis of MBL Life's equity in the subsidiary's net assets, after adjusting the subsidiary's financial instruments to an estimated fair value in a manner consistent with that of MBL Life. For publicly traded preferred stocks, estimated fair value was obtained from an independent market pricing service. For all other preferred stock, estimated fair value was determined by management based on such factors as interest rates, credit quality, conversion options and dividend paying status.

Mortgage Loans on Real Estate
The fair values of mortgage loans on real estate not included in the pool of mortgage loans to be sold in the bulk sale were estimated based on expected discounted cash flows with the interest rates being adjusted for credit risk. For mortgage loans which have not been identified for the bulk sale, the estimated fair value presented is not necessarily indicative of the amounts MBL Life could realize in a market exchange. For the mortgage loans that have been identified for the bulk sale, the carrying value is the estimated net realizable value to be derived from the sale.

Policy Loans
All policy loans carried on MBL Life's books involve some combination of variable loan rate and liability adjustment factor to directly recognize the presence of policy loans.
These factors work to increase or decrease interest credited to policy account values in a way that is tied to the actual policy loan interest charged. These loans, therefore, are determined to have a fair value equal to the face value of the policy loans.

Investment Contract Liabilities
The fair values for liabilities of investment contracts included in both reserves for life and annuity contracts and policyholder funds left on deposit are estimated using discounted projected cash flows, based on interest rates which would be offered at December 31, 1997 for similar contracts with maturities consistent with those remaining for the contracts being valued.

Industry Separate Account
As indicated in Note 1, the purpose of the Industry Separate Account is to segregate those assets which are supporting the liabilities being guaranteed by the Industry Reinsurers. For purposes of the disclosure requirements of SFAS No. 107, the carrying value and estimated fair value of the financial instruments in the Industry Separate Account have been determined to be equivalent since the Industry Reinsurers would be required to support any adjustment in the estimated fair value of the assets to the extent such support is necessary to cover the liabilities. To the extent the estimated fair value of the assets exceeds the estimated fair value of the liabilities at the end of the Rehabilitation Period, as defined in the Plan, such excess would be paid out in accordance with the terms of the Participation and Reinsurance Agreement, which is part of the Plan.


7.  Reinsurance Transactions

MBL Life has direct liability to the policy or contract holder on policies ceded and would be responsible for payment if the reinsurer is unable to meet its obligation under the reinsurance agreements.

MBL Life has entered into a joint venture with another insurer to operate MBL Life's COLI business. The joint venture agreement calls for assumption of individual COLI policies as of November 4, 1992 and group COLI policies as of August 2, 1993 by the other insurer with MBL Life retaining an 80% interest in future profits and losses of that business. The agreements also gave MBL Life the option to reinsure a specified percentage of new COLI business issued by the other insurer. COLI policy reserves and contract liabilities, including dividends to be paid in the following year, amounted to $4.8 billion and $5.1 billion at December 31, 1997 and 1996, respectively.

In addition, MBL Life has reinsured certain of its life, health, and annuity contracts with other insurance companies under various agreements. The financial statements are shown net of reinsurance. Policy and contract liabilities have been reduced by $142.0 million and $142.9 million at December 31, 1997 and 1996, respectively, for life, health and annuity reserve credits taken on $1.0 billion and $1.2 billion of in-force life reinsurance ceded. Under GAAP, assets would include amounts for reinsurance recoverable, and policy and contract liabilities would not be reduced for reserve credits.



8.  Federal Income Taxes

For tax periods through May 1, 1994, MBL Life filed a consolidated Federal income tax return with Mutual Benefit Life.
 Tax allocations between MBL Life and Mutual Benefit Life through May 1, 1994 were based on an agreement which provided, among other things, that in the event MBL Life had a tax gain
(loss) from operations for any year, it would pay to (receive from) Mutual Benefit Life an amount equal to the corresponding increase (reduction) in the consolidated tax liability. For tax periods subsequent to May 1, 1994, MBL Life files as a stand alone company. MBL Life entered into a tax allocation agreement with the Industry Reinsurers which provides, among other things, that in the event the Industry Separate Account has a tax gain
(loss) for any year, it shall pay to (receive from) the General Account an amount equal to the corresponding increase (reduction) in MBL Life's overall tax liability. MBLLAC Holding Corporation, a wholly-owned subsidiary, files a consolidated Federal income tax return on behalf of itself and its eligible subsidiaries.

MBL Life requested and received a private letter ruling from the Internal Revenue Service stating that the transfer of assets pursuant to the terms of the Plan qualified as a tax free reorganization under the Internal Revenue Code.

As of December 31, 1997, MBL Life had reached agreement on its federal tax liability with the Internal Revenue Service for all tax periods through May 1, 1994. In the opinion of management, MBL Life has taken appropriate positions in its tax filing and has established adequate reserves to provide for the payment of any additional taxes which might result from settlement of possible deficiencies for periods subsequent to May 1, 1994.

Under pre-1984 life insurance company income tax laws, a portion of current "gain from operations" of MBL Life for those years is not subject to current taxation but is accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus". The aggregate accumulation in this account at December 31, 1997 was approximately $8 million. Subject to certain limitations, "policyholders' surplus" is not taxed until distributed or the insurance company no longer qualifies to be taxed as a life insurance company. Taxes have not been provided on amounts included in this memorandum account since MBL Life contemplates no action or events that would create such a tax.

9.  Employee Benefit Plans

Early Retirement Plan
In October 1996, MBL Life announced its plan to reduce future operating expenses through a reduction in the Company's workforce. Such reduction was accomplished by a special voluntary early retirement program affecting 121 eligible employees. This was supplemented by an involuntary staff reduction of 59 employees. This staff reduction was completed by June 30, 1997.

The estimated cost of this program amounted to approximately $18 million pre-tax and included amounts for enhanced pension benefits, post-retirement benefits and severance. These costs have been reflected in the accompanying 1996 statutory statement of operations.

Pension Plans
In accordance with the terms of the Plan, MBL Life assumed the sponsorship of Mutual Benefit Life's defined benefit pension plans covering all eligible employees, soliciting agents and agency office employees of MBL Life and certain of its subsidiaries. MBL Life is also the administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

The funded status of the qualified defined benefit pension plans at January 1, 1997 and 1996 the dates of the most recent valuations, and the accumulated benefit obligation and plan assets at January 1, 1997 and 1996 are as follows (in thousands):

                                      						      January 1
					                                          	1997       1996
    Actuarial present value of obligations:
      Vested                                 $ 70,872    $ 65,824
      Non-vested                                6,651       6,030

      Accumulated benefit obligation         $ 77,523    $ 71,854

    Plan assets available for benefits       $118,489    $125,568


The impact of the early retirement program on the accumulated benefit obligation is estimated to be an increase of approximately $12.7 million at January 1, 1997. The present value of accumulated benefit obligation does not include this increase.

Prepaid pension costs of $40.9 million and $53.7 million for 1997 and 1996, respectively are non-admitted assets and are not included in the accompanying statutory statements of assets, liabilities and surplus. Due to the funded position of the pension plans, no contributions were required to be made in 1997 and 1996.

The weighted average assumed rate of return used in determining the actuarial present value of the accumulated plan benefits was 8% for 1997 and 1996.

MBL Life has established a liability of $14.4 million and $12.8 million at December 31, 1997 and 1996, respectively, to cover estimated future funding requirements of the non-qualified excess benefit plans, assuming an investment rate of return of 7.25% for both years.

Post-Retirement Benefits Other Than Pensions
In addition to pension benefits, MBL Life provides certain health care and life insurance benefits ("post-retirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for MBL Life. Life insurance benefits are generally set at a fixed amount.

In 1993, Mutual Benefit Life changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized portion of the transition obligation as of December 31, 1997 and 1996 was $17.0 million and $18.1 million, respectively.

Net periodic post-retirement benefits cost includes the following (in thousands):

				                                     	1997         1996

Accrued post-retirement benefit
   cost at January 1                   $ 21,600      $ 10,014

Service cost                                100           571
Interest cost                             2,197         9,938
Amortization of unrecognized
   transition obligation                  1,130         2,465
Net amortization and deferral               343           140
      Total expense for the year          3,770        13,114

Actual benefits paid during the year     (1,942)       (1,528)

       Accrued post-retirement benefit
	           cost at December 31         $ 23,428      $ 21,600

The following represents the unfunded accumulated post-retirement benefit obligation as determined by the plan's actuaries (in thousands):

                                         						  December 31,
					                                         1997          1996
Retirees                                   $ (31,600)     $ (39,032)
Other fully eligible plan participants          (235)           (46)
     Accumulated post-retirement
	  benefit obligation                        (31,835)       (39,078)

Unrecognized transition obligation            16,954         18,084
Unrecognized net (gain)                       (8,547)          (606)

     Accrued post-retirement benefit cost  $ (23,428)     $ (21,600)


The weighted average discount rate used in determining the current year accumulated benefit obligation was 7.0% and 7.25% for 1997 and 1996, respectively. The health care cost trend rate was 8.0% graded to 5.0% over seven years for pre-age 65 claims and 7.5% graded to 5.0% over seven years for post-age 65 claims in 1997. The health care cost trend rate was 8.5% graded to 5.0% over eight years for pre-age 65 claims and 8.0% graded to 5.0% over right years for post-age 65 claims in 1996.

Post-employment Benefits
The Company has certain post-employment benefits provided to former or inactive employees who are not retirees. These benefits are for uninsured expenses that include long and short-term disability medical and life insurance continuation. The provision for these benefits at December 31, 1997 and 1996 and the incremental expense are insignificant.

Savings and Investment Plans
MBL Life sponsors savings and investment plans available for substantially all employees and qualifying agents under which MBL Life matches a portion of their contributions which vest ratably over three years. MBL Life contributed approximately $995,000 and $1.2 million in 1997 and 1996, respectively, which is reflected in the accompanying statutory statements of operations.

10.  Capital and Surplus

While not prohibited by the Plan, it is currently not anticipated that any earnings of MBL Life will be distributed to the stockholders prior to the end of the Rehabilitation Period, as defined in the Plan. The amount of dividends which the Company may pay to the stockholders without the prior approval of the Commissioner is subject to restrictions relating to profits on participating policies and contracts and to a requirement that the Company maintain a statutory surplus equal to 105% of required risk based capital. Under New Jersey Insurance Law, MBL Life must maintain minimum statutory capital and surplus of $7,650,000.

The NAIC has developed risk-based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the underwriting, investment and other business risks inherent in an individual company's operations. Any insurance company which does not meet threshold risk-based capital levels ultimately will be subject to regulatory proceedings. MBL Life met its minimum risk-based capital levels as of December 31, 1997.

11.  Leases

MBL Life does not have any material operating or capital lease obligations.

12. Other Commitments and Contingencies

Guarantees
MBL Life has entered into certain arrangements in the course of its business which, under certain circumstances, may impose financial obligations upon MBL Life (see Note 4) .

Pursuant to the terms and conditions of the Plan, certain Mutual
Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not assumed by MBL Life.

Warrant Shares
Pursuant to the terms of the Plan, MBL Life granted to the Participating Guaranty Associations and the Industry Reinsurers, in exchange for nominal value, a nontransferable warrant to purchase an interest in MBL Life's issued and outstanding shares, which interests together shall constitute a 20% interest. The warrants shall be exercisable for one year commencing on the first day following the end of the Rehabilitation Period, as defined in the Plan, at a formula price as set forth in the warrant to be determined at the exercise date. No value was assigned to these warrants upon issuance.

Litigation
MBL Life is involved in litigation arising in the ordinary course of business or as may be related to the Rehabilitation proceedings involving its former parent, Mutual Benefit Life
(see Note 14).

Lines of Credit
As of December 31, 1997 and 1996, MBL Life had no lines of credit.


13.  Rehabilitation Plan Events During 1996

Pursuant to the terms of the Plan, the Commissioner, prior to July 1996, was to determine whether, in her opinion, the General Account had sufficient liquidity and has performed adequately to allow Restructured Contract Holders to make withdrawals prior to the end of the Rehabilitation Period with a reduction or elimination of the early withdrawal charges (i.e. moratorium charges). Any such determination would have required approval by both the Participating Guaranty Associations and the Industry Reinsurers. The Commissioner decided not to reduce or eliminate the early withdrawal charge and as part of the Settlement Agreement (see Note 14), the moratorium charges as defined in the Plan will remain in effect for the duration of the Rehabilitation Period.

In accordance with the terms and conditions under which the Life Insurance Company Guaranty Corporation of New York (the "LICGCNY") agreed to become a Participating Guaranty Association under the Plan, the LICGCNY has agreed to provide to each New York covered policyholder, no later than July 16, 1996, the following enhancement to the Plan. The LICGCNY will assure payment of the full non-loaned account balance without the application of any early withdrawal charges, to any New York covered policyholder who elects to receive the full amount of their non-loaned account balance on or after July 16, 1996 and who (a) submits an affidavit stating that the funds will not be transferred to other insurance policies or rolled over to other tax-qualified vehicles, or (b) is eligible to elect retirement benefits from MBL Life pursuant to the terms of the Plan, and submits an affidavit stating that the funds will be used in their entirety to purchase a life annuity (with no cash value to the annuitant) from another insurance company. The LICGCNY had the option to either absorb the moratorium charges or substitute itself as the policyholder. As of December 31, 1997, $40 million of surrenders pursuant to the terms of the New York enhancement have been processed by the Company. New York policyholders were paid out their full account value, less policy loans, upon request and the LICGCNY immediately reimbursed MBL Life for any moratorium charges that would normally have been charged against the policyholders' account value. The LICGCNY is also reimbursing MBL Life for the net account values paid out as of each year end and the LICGCNY will be "refunded" these monies plus normal interest credited at the end of the Rehabilitation period. A substitute liability amounting to $30.3 million representing these amounts due to the LICGCNY has been included in the accompanying statutory financial statements.


14.  Rehabilitation Plan Appeals and Settlement Agreement

Several appeals had been filed by parties to the Plan challenging the constitutionality of the application of the New Jersey Life and Health Insurers Rehabilitation and Liquidation Law to the Mutual Benefit Life Rehabilitation, as well as the order of priority imposed upon claimants under the Plan. In general, the appellants: (1) asserted that general unsecured creditors were entitled to parity of treatment with policyholders; (2) requested reclassification of certain claims as policyholder claims rather than general unsecured claims; and
(3) challenged the crediting of interest to policyholders during certain periods subsequent to the commencement of the Rehabilitation.

Further, the Commissioner had appealed certain of the Court's modifications to the Plan. The modifications of the Court included: (1) a change to the beneficiaries of the stock trust from holders of restructured policyholder contracts in the general account to the unsecured creditors (and to give the unsecured creditors a right to approve a sale of MBL Life stock or assets); (2) the elimination of the possibility that holders of restructured policyholder contracts in the general account would receive a bonus crediting rate at the end of the Rehabilitation Period in the event MBL Life has assets in excess of minimum risk based capital requirements for insurance companies; and (3) a requirement that MBL Life distribute to the unsecured creditors at the end of the Rehabilitation Period any assets in excess of 105% of its risk based capital requirement.

On January 9, 1997 the Superior Court of New Jersey entered an order approving a Settlement Agreement among the Commissioner, in her capacity as Rehabilitator and Trustee of the Stock Trust, the Company and the Class Four Creditors ("Settlement Agreement") as identified in the Plan. The key elements of the Settlement Agreement are:

The appeals, cross appeals, and other related litigation, including challenges to interest crediting rates filed in connection with the approval of the Plan of Rehabilitation, will be dismissed.

Interest rates credited to restructured General Account insurance liabilities each year for 1996 through 1999 will be fixed at the rates in effect in 1996. Those rates ranged from 4.35% to 5.35%.

Policyholder guarantees, the length of the Rehabilitation
Period, and the current schedule of moratorium charges remain in effect and unchanged.

Class Four Creditors and eligible policyholders who accept a post-Rehabilitation policy will share in the future value of the Company. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible policyholders, if MBL Life meets its capital growth projections (the policyholder share may be reduced if the Company does not meet its capital growth projections).

As an incentive to stay with the Company, eligible policyholders will earn the right to share in future value in four stages over three and one-half years, beginning January 1, 2000.

The account values of Industry Separate Account contracts will be paid in full immediately on or about December 31, 1999. The option to delay payouts or to pay out account values in five installments, as defined in the Plan, will be eliminated. In return for the certainty of full access on December 31, 1999, Industry Separate Account contractholders will waive their right to dispute their eligibility for guaranty association coverage.

After a 45 day appeal period ending February 24, 1997, the Settlement Agreement became final and non-appealable.



SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

For the year ended December 31, 1997

The following is a summary of certain financial data included in other exhibits and schedules of the 1997 Statutory Annual
Statement subjected to audit procedures by our independent auditors and utilized by our actuaries in the determination of reserves.

Investment Income Earned:
  U.S. Government bonds                               $     11,690,671
  Other bonds (unaffiliated)                               385,426,985
  Bonds of affiliates                                                0
  Preferred stocks (unaffiliated)                                    0
  Preferred stocks of affiliates                                     0
  Common stocks (unaffiliated)                               3,235,900
  Common stocks of affiliates                                  610,684
  Mortgages loans                                           29,996,437
  Real estate                                               40,905,731
  Premium notes, policy loans and liens                    423,208,406
  Collateral loans                                                   0
  Cash on hand and on deposit                                   66,855
  Short-term investments                                     7,180,058
  Other invested assets                                     16,864,642
  Derivative Instruments                                             0
  Aggregate write-ins for investment income                  1,049,177

	 Gross investment income                             $    920,235,546

Real Estate Owned - Book Value less Encumbrances            40,242,621

Mortgage Loans - Book Value:
  Farm mortgages                                      $              0
  Residential mortgages                                              0
  Commercial mortgages                                     213,410,202

	 Total mortgages loans                               $    213,410,202

Mortgage Loans By Standing - Book Value:
  Good standing                                            120,662,266
  Good standing with restructured terms                     92,747,936
  Interest overdue more than three months, not in
     foreclosure                                                     0
  Foreclosure in process                                             0

Other Long-term Assets - Statement Value - Other
   Invested Assets                                          33,690,750
Collateral Loans                                                     0
Bonds and Stocks of Parents, Subsidiaries and
   Affiliates - Book Value:
  Bonds                                                              0
  Preferred Stocks                                                   0
  Common Stocks                                             43,463,471


Bonds and Short-term Investments by Class and Maturity:
  Bonds by Maturity - Statement Value
    Due within one year less                          $    574,873,574
    Over 1 year through 5 years                          5,738,958,994
    Over 5 years through 10 years                           13,991,438
    Over 10 years through 20 years                           2,187,183
    Over 20 years                                           20,021,068

	 Total by Maturity                                   $  6,350,032,257

  Bonds by Class - Statement Value
    Class 1                                           $  4,787,527,969
    Class 2                                              1,514,724,181
    Class 3                                                 34,717,845
    Class 4                                                 12,062,262
    Class 5                                                  1,000,000
    Class 6                                                          0

	 Total by Class                                      $  6,350,032,257

	 Total Bonds Publicly Traded                            6,282,182,783
	 Total Bonds Privately Placed                              67,849,474

  Preferred Stocks - Statement Value                            27,246
  Common Stocks - Market Value                             178,090,109
  Short-term Investments - Book Value                      334,025,675
  Options, Caps and Floors Owned - Statement Value                   0
  Options, Caps and Floors Written and
    In-force - Statement Value                                       0
  Collar, Swap and Forward Agreements Open -
    Statement Value                                        (13,458,825)
  Futures Contracts Open - Current Price                             0
  Cash on Deposit                                           12,714,127

  Life Insurance In Force:  (000's omitted)
    Industrial                                                       0
    Ordinary                                                44,169,460
    Credit Life                                                      0
    Group Life                                                 657,783

  Amount of Accidental Death Insurance In Force
	Under (000's omitted)
    Ordinary Policies                                          399,129

  Life Insurance Policies with Disability Provisions
	In Force (000's omitted):
    Industrial                                                       0
    Ordinary                                                 2,322,802
    Credit Life                                                      0
    Group Life                                                       0

Supplementary Contracts In Force:
  Ordinary - Not Involving Life Contingencies
    Amount on Deposit                                 $     80,279,356
    Income Payable                                           5,539,734

  Ordinary - Involving Life Contingencies
    Income Payable                                           3,911,905

  Group - Not Involving Life Contingencies
    Amount of Deposit                                       12,987,948
    Income Payable                                           4,457,500

  Group - Involving Life Contingencies
    Income Payable                                             440,000

Annuities:
  Ordinary
    Immediate - Amount of Income Payable                       341,888
    Deferred - Fully Paid Account Balance                    6,492,485
    Deferred - Not Fully Paid - Account Balance            112,134,563

  Group
    Amount of Income Payable                                28,903,898
    Fully Paid Account Balance                              50,270,684
    Not Fully Paid - Account Balance                     3,010,860,802

  Accident and Health Insurance - Premiums In Force:
    Ordinary                                                11,992,523
    Group                                                            0
    Credit                                                           0

  Deposit Funds and Dividend Accumulations:
    Deposit Funds - Account Balance                         28,364,966
    Dividend Accumulation - Account Balance                  1,750,824

  Claim Payments 1997:
    Group Accident and Health year - ended
	 December 31, 1997
      1997                                                           0
      1996                                                      86,694
      1995 and prior                                           557,246

    Other Accident & Health
      1997                                                     (77,235)
      1996                                                   1,511,596
      1995 and prior                                        17,578,805

    Other coverages that use developmental methods to
	 calculate claims reserves
      1997                                                           0
      1996                                                           0
      1995 and prior                                                 0

		               MBL VARIABLE CONTRACT ACCOUNT-2
                  			  formerly known as
     	       MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-2
       ____________________________________________________
			                         PART C
                     			OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     FINANCIAL STATEMENTS

The following Financial Statements are incorporated into Part B of this Registration Statement by reference from the Annual Report dated
December 31, 1997, as filed with the Commission under the Investment Company Act of 1940 on February 23, 1998 (Accession No. 0001047469-98-007199):

	MBL VARIABLE CONTRACT ACCOUNT-2:
	Report of Independent Accountants.
	Statement of Assets and Liabilities, December 31, 1997.
	Statement of Operations (year ended December 31, 1997).
	Statements of Changes in Net Assets (two years ended December 31,
	1997).

The following Financial Statements are filed pursuant to Item 23 of Part B of this Registration Statement:

	MBL LIFE ASSURANCE CORPORATION:
	Report of Independent Accountants.
	Balance Sheet as of December 31, 1997.
	Statement of Operations (year ended December 31, 1997).
	Statement of Changes in Capital and Surplus
	(year ended December 31, 1997).
	Statement of Cash Flows (year ended December 31, 1997).

(b)     EXHIBITS*
(1)(A) Resolution of the Board of Directors of The Mutual Benefit Life Insurance Company establishing Mutual Benefit Variable Contract Account-2, incorporated by reference to earlier filing on March 20, 1970, SEC File No. 811-2047, Exhibit #A(1) of Form N-8B-2
       	Registration Statement of Registrant.
   (B) Resolution of the Board of Directors of MBL Life Assurance Corporation establishing MBL Variable Contract Account-2, incorporated by reference to earlier filing on April 29, 1994, SEC File Nos. 2-36664 and 811-2047, Exhibit #(1)(B) to Post-Effective Amendment No. 41 of Form N-4 Registration Statement.
(2)     Not Applicable.
(3)(A) Variable Annuity Supervision Agreement dated January 5, 1971, incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2047, Exhibit #(3)(a) to Post-Effective Amendment No. 1 of Form N-8B-2 Registration Statement.
   (B) Form of Variable Contract Agreement For Enrollees, incorporated by reference to earlier filing on January 6, 1971, SEC File No. 811-2047, Exhibit #(3)(b) to Post-Effective Amendment No. 1 of Form N-8B-2 Registration Statement.
(4)(A)  Form of Group Tax Deferred Annuity Contract.
   (B)  Form of Group Tax Deferred Annuity Contract.
       	Both (A) and (B) incorporated by reference to earlier filing on March 2, 1987, SEC File No. 2-3664, Exhibit #(4)(a) and (4)(b) to Post-Effective Amendment No. 33 of Form N-4 Registration Statement.
   (C)  Form of Group Tax Deferred Annuity Contract.
   (D)  Form of Group Variable Annuity Contract.
       	Both (C) and (D) incorporated by reference to earlier filing on March 3, 1988, SEC File No. 2-36664, Exhibit #(4)(c) and (4)(d)
       	to Post-Effective Amendment No. 35 of Form N-4 Registration
       	Statement.
   (E)  Form of Endorsement to Contracts in (4)(A), (4)(B), (4)(C) and
       	(4)(D).
   (F)  Form of Amendment to Group Variable Annuity Contracts in (4)(A),
       	(4)(B), (4)(C) and (4)(D) above, adding the restrictions on redemption imposed by Section 403(b)(11) of the Internal Revenue Code of 1986, as amended. Both (E) and (F) incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(4)(e) and (4)(f) to Post-Effective Amendment No. 37 of Form N-4 Registration Statement.
   (G) Form of Group Tax Deferred Variable Annuity Contract, Deposit Administration, Individual Allocation.
   (H) Form of Group Annuity Deposit Administration Individual Allocation Companion to VCA-2. Both (G) and (H) incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(4)(g) and (4)(h) to Post-Effective Amendment No. 37 of Form N-4 Registration Statement.
   (I) Form of Assumption Certificate (CRT-AC1 and CRT-AA2C), incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (6)(H) and (6)(I), respectively, to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
   (J) Form of Certificate of Participation (CRT-TDAO), incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit
       	(6)(J) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
   (K) Form of Contract GVA-VCA2, incorporated by reference to earlier filing on April 29, 1994, SEC File Nos. 2-36664 and 811-3853, Exhibit #(4)(K) to Post-Effective Amendment No. 41 of Form N-4 Registration Statement.
(5)(A) Form of Application used with Contracts under IRC Section 403(b), incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-36664, Exhibit #(5)(A) to Post-Effective Amendment No. 40 of Form N-4 Registration Statement.
   (B) Form of Application used with Contracts under IRC Section 408, incorporated by reference to earlier filing on March 2, 1987, SEC File No. 2-36664, Exhibit #(5)(b) to Post-Effective Amendment No. 33 of Form N-4 Registration Statement.
   (C) Form of Acknowledgement of Statutory TDA Withdrawal Restrictions, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-36664, Exhibit #(5)(c) to Post-Effective Amendment No. 37 of Form N-4 Registration Statement.
(6)(A)  Charter, as amended, of The Mutual Benefit Life Insurance
       	Company.
   (B) By-Laws, as amended, of The Mutual Benefit Life Insurance Company. Both (6)(A) and (6)(B) incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-36664, Exhibit #
       	(6)(A) and (6)(B), respectively, to Post-Effective Amendment No. 40 of Form N-4 Registration Statement.
   (C) Second Amended and Restated Articles of Redomestication and Incorporation of MBL Life Assurance Corporation, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit
       	(8)(C) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
   (D) Draft By-Laws of MBL Life Assurance Corporation, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit
       	(8)(D) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
(7)     Not applicable.
(8)     Not applicable.
(9)     OPINION OF FRANK D. CASCIANO, GENERAL COUNSEL, MBL LIFE
       	ASSURANCE CORPORATION.
(10)    CONSENT OF COOPERS & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS.
(11)    Not applicable.
(12)    Not applicable.
(13)    SCHEDULES FOR COMPUTATION OF EACH PERFORMANCE QUOTATION.
	  (I)    ONE-YEAR PERFORMANCE.
	 (II)    FIVE-YEAR PERFORMANCE.
	(III)    TEN-YEAR PERFORMANCE.
(14)    Not applicable.
(15) Mutual Benefit Fund et al. No-Action Letter, dated October 27, 1993, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit (19) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
(16) Mutual Benefit Life Insurance Company Information Statement Plan of Rehabilitation and Related Documents, including the Confirmation Order, dated January 28, 1994, incorporated by reference to filing of Mutual Benefit Variable Contract Account-7 on April 29, 1994, SEC File Nos. 2-86722 and 811-3853, Exhibit
       	(20) to Post-Effective Amendment No. 12 of Form N-3 Registration Statement.
(17)    Powers of Attorney.
   (A) Powers of Attornery, incorporated by reference to earlier filing on February 22, 1996, SEC File No. 333-01161, Exhibit
       	(17) to Registration Statement of Form N-3.
   (B) Powers of Attorney, incorporated by reference to earlier filings on April 5, 1996, SEC File No. 333-01161, Exhibit (17) to Registration Statement of Form N-3.

   (C) Powers of Attorney, incorporated by reference to earlier filings on April 30, 1997, SEC File No. 333-01161, Exhibit (17) to Registration Statement of Form N-3.
   (D)  POWERS OF ATTORNEY FILED HEREWITH.

________________________________________

*       Page numbers inserted in manually signed copy only.

ITEM 25.    DIRECTORS AND OFFICERS OF MBL LIFE ASSURANCE CORPORATION.

	The Directors of MBL Life, their principal business addresses and their positions and offices with MBL Life, are as follows:

		 NAME AND PRINCIPAL             POSITION AND OFFICES
		  BUSINESS ADDRESS                 WITH DEPOSITOR

		Alan J. Bowers                  Director, President
		MBL Life Assurance              and Chief Executive
		 Corporation                    Officer
		520 Broad Street
		Newark, NJ 07102

		Elizabeth E. Randall            Director, Chairman
		20 W. State Street              of the Board
		CN-325
		Trenton, NJ 08625

		Janine J. Akey                  Director
		20 W. State Street
		CN-325
		Trenton, NJ 08625

		Patrick G. Boyle                Director
		New York Life
		  Insurance Company
		260 Cherry Hill Road
		Parsippany, NJ  07054

		Donald Bryan                    Director
		20 W. State Street
		CN-325
		Trenton, NJ 08625

		Thomas P. Gallagher             Director
		20 W. State Street
		CN-325
		Trenton, NJ 08625

		Harry D. Garber                 Director
		76 Mulberry Avenue
		Garden City, NY 11530

		Ronald P. Joelson               Director
		Prudential Investments
		71 Hanover Road
		Florham Park, NJ 07932

		John C. Kerr, Jr.               Director
		20 W. State Street
		CN-325
		Trenton, NJ 08625


		Richard W. Klipstein            Director
		National Organization
		  of Life and Health
		  Insurance Guaranty
		  Association
		13873 Park Center Road
		Herndon, VA  22071


_____________________________________

	Officers (Other than Directors) of MBL Life whose activities relate to the Account are listed below.

	   Frank D. Casciano            Executive Vice President,
				                          	  General Counsel and Secretary

	   Robert T. Budwick            Executive Vice President -
	                          				  Chief Investment Officer

	   Kenneth A. Watson            Executive Vice President -
                           				  Chief Financial Officer

	   Kathleen M. Koerber          Executive Vice President -
                           				  Insurance Operations and
                           				  Chief Operating Officer

	   Kenneth K. Schaefer          Second Vice President
                           				  and Treasurer

	   David A. James               Senior Vice President,
                             		  Securities Investment

	   Albert W. Leier              Vice President
                           				  and Controller

	   William G. Clark             Senior Vice President,
                          					  Pension and Investment Products


	All of these Officers maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.



ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
       	   THE DEPOSITOR OR REGISTRANT.

MBL Variable Contract Account-2 was formerly a separate account of Mutual Benefit Life. In accordance with the Rehabilitation Plan of Mutual Benefit Life, the assets and liabilities of Mutual Benefit Variable Contract Account-2 were transferred to a separate account of MBL Life, and named MBL Variable Contract Account-2 (the "Account").

The Account is a separate account of MBL Life, a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Plan appointing the New Jersey Commissioner of Banking and Insurance as Trustee through the end of the Rehabilitation Period, scheduled to terminate not later than December 31, 1999. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

As of April 1, 1998, those persons under common control with the Depositor (MBL Life) are as follows:

MBLLAC Holding Corporation is a holding company; First Priority Investment Corporation is a registered investment adviser and broker/dealer; Metro IRB, Inc., Fisher Island Corporation, Pelican Apartment Properties, Inc. and Metro JV, Inc. act as general partners in joint ventures; Mutual Benefit Marketing Group, Inc. markets insurance products; MAP Advisors, Inc. is a registered investment adviser; EHC Companies, Inc. is a holding company for Ernst Home Centers, Infotech Corp., Extraspace Inc., and EDC, Inc., a home and garden chain, a data service provider, specialty retail stores, and a warehousing operation, respectively; and NWD Investment Company is a holding company for WD Holdings, Inc., a distribution company. Markston Investment Management, a registered investment adviser, is a partnership owned 51 percent by MBL Sales Corporation; Hawaiian Macadamia Company, Inc., a processing company; Tong Yang Benefit Life Insurance Company, a foreign insurance company; and International Corporate Marketing Group, an insurance broker.


MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc. are investment companies as defined by the Investment Company Act of 1940. Registrant does not own any controlling interest in any of the Funds. First Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of Depositor, serves as distributor for the shares of both MAP-Equity Fund and MBL Growth Fund, Inc. Markston Investment Management, a partnership between Markston International, Inc. and MBL Sales Corporation, serves as investment adviser to MAP-Equity Fund and MBL Growth Fund, Inc. Shares of MBL Growth Fund, Inc. may be purchased only by insurance company separate accounts which are registered under the Investment Company Act of 1940. First Priority also serves as distributor and investment adviser for MAP-Government Fund, Inc. The Funds file separate financial statements.


ITEM 27.  NUMBER OF CONTRACT OWNERS.

     	    As of March 31, 1998   -   110


ITEM 28.  INDEMNIFICATION.

To the extent permitted by law of the State of New Jersey and subject to all applicable requirements thereof, MBL Life has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testate or intestate, is or was a director or officer of MBL Life.

Insofar as indemnification for liability arising under the Act may be permitted to Directors and Officers pursuant to the foregoing provisions, or otherwise, MBL Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MBL Life of expenses incurred or paid by a Director or Officer in the successful defense of any action, suit or proceeding) is asserted by such Director or Officer in connection with the securities being registered, MBL Life will, unless if in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Notwithstanding any agreement or document to the contrary, MBL Life undertakes not to indemnify any Director or Officer for any liability, the indemnification of which has been determined to be prohibited under the Federal securities laws.


ITEM 29.   PRINCIPAL UNDERWRITER.

(a)
First Priority, is the Account's principal underwriter.
First Priority will also serve as principal underwriter for the following registered investment companies:

MAP-Equity Fund, MBL Growth Fund, Inc., and MAP-Government
Fund, Inc., as well as MBL Variable Contract Account-7, a separate account of MBL Life.

First Priority will serve as the investment adviser to MAP-
Government Fund, Inc. and MBL Variable Contract Account-7.

(b)
Information regarding First Priority's officers and directors:

	NAME AND PRINCIPAL      POSITIONS AND OFFICES
	BUSINESS ADDRESS*       WITH FIRST PRIORITY

	William G. Clark        Director, President

	Frank D. Casciano       Director, Vice President
                     				and General Counsel

	Robert T. Budwick       Director, Vice President
                     				and Chief Investment
                     				Officer

	Alan J. Bowers          Director

	Kathleen M. Koerber     Director

	Albert W. Leier         Director, Vice President
                     				and Treasurer

	Hal R. Rose             Senior Vice President

	Judith C. Keilp         Vice President
			                     	and Secretary

	Richard C. Allen        Vice President

	Christopher S. Auda     Vice President,
                      			Operations

	James Switlyk           Second Vice President
                     				Marketing Support

	Roger A. Vellekamp      Assistant Secretary

* All of these Officers and Directors maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.


(c)
Not applicable.



ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Depositor, 520 Broad Street, Newark, New Jersey 07102.


ITEM 31.    MANAGEMENT SERVICES.

Other than as set forth under the caption "Administration" in the Prospectus constituting Part A of this Registration Statement, and under "Services" in the Statement of Additional Information constituting Part B, the Account is not a party to any management-related service contract.


ITEM 32.   UNDERTAKINGS.

(a) Registrant undertakes to file a post-effective amendment to its Securities Act of 1933 Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) the entire text of the Statement of Additional Information within the Prospectus.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Registrant undertakes to rely upon American Council of Life Insurance (Ref. No. IP-6-88, pub. avail. November 28, 1988)
(the "Letter"), which permits restrictions on cash distributions to Participants in retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, and represents that the following provisions of the Letter have been complied with:

   (1) That Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in this Registration Statement, including the Prospectus;
   (2) That Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in all sales literature used in connection with the offer of the Contract;
   (3) That the Account's Distributor has instructed sales representatives, who solicit Participants to purchase the Contract, specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential
   Participants;
   (4) That Registrant has obtained from each Participant purchasing a Section 403(b) Contract, prior to or at the time of purchase, a signed statement acknowledging the Participant's understanding of: (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the Participant may elect to transfer his or her Contract value.

(f) MBL Life Assurance Corporation ("MBL Life") hereby represents that the fees and charges deducted under the annuity contracts decribed in the Account's prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MBL Life.

                    			  SIGNATURES

	As required by the Securities Act of 1933 and the Investment Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the 29th day of April, 1998

              				MBL VARIABLE CONTRACT ACCOUNT-2
              				(Registrant)

              				By:  JUDITH C. KEILP
               			     Judith C. Keilp, Counsel
              				     MBL Life Assurance Corporation

              				By:  MBL LIFE ASSURANCE CORPORATION
              				     (Depositor)

              				By:  FRANK D. CASCIANO
              				     Frank D. Casciano
              				     Executive Vice President,
              				     General Counsel and Secretary

	As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

ALAN J. BOWERS              Chief Executive Officer   April 29, 1998
Alan J. Bowers               Director, President

KENNETH A. WATSON           Chief Financial Officer   April 29, 1998
Kenneth A. Watson

ALBERT W. LEIER             Chief Accounting Officer  April 29, 1998
Albert W. Leier


Directors:
	Elizabeth E. Randall *
	Janine J. Akey *
	Patrick G. Boyle **
	Donald Bryan *
	Thomas Gallagher **
	Harry D. Garber *
	Ronald P. Joelson **
	John Kerr *
	Richard W. Klipstein *

By: FRANK D. CASCIANO                    Date: April 29, 1998
   	Frank D. Casciano
   	Attorney-in-Fact

* Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney.

**      Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney, filed herewith.

               		EXHIBIT INDEX

EXHIBIT*

(9)       Opinion of Frank D. Casciano, General Counsel, MBL Life
         	Assurance Corporation.

(10)      Consent of Coopers & Lybrand L.L.P., Independent
        		Accountants.

(13)      Schedules for computation of each performance	quotation.

		  (i)   One-Year Performance.
		 (ii)   Five-Year Performance.
		(iii)   Ten-Year Performance.


(17)      Powers of Attorney.


* Page numbers inserted in manually signed copy only.